SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Sangui Biotech International, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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SANGUI BIOTECH INTERNATIONAL, INC.
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD NOVEMBER 18, 2008

TO OUR SHAREHOLDERS:

    Notice is hereby given that the 2008 Annual Meeting of Stockholders of Sangui Biotech International, Inc. (the “Company”) will be held at the Forschungs-und Entwicklungszentrum of the University Witten/Herdecke located at Alfred Herrhausen Street 44, Witten, Germany 58455 at 11 a.m. Central European Standard Time on Tuesday November 18, 2008, for the following purposes:

    1.    The election of three (3) Directors for a term of one (1) year.  The election of Thomas Striepe, Joachim Fleing, and Hubertus Schmelz as Directors of the Company to serve for a term of one (1) year until the next annual meeting of shareholders or until their successors are duly appointed and qualified.

    2.    The ratification of the appointment of Moore & Associates, Chartered as the Company's independent accountants for the fiscal years 2008 and 2009.

    3.    Approval of the Amended and Restated Articles of the Company which increase the aggregate number of shares which the Corporation shall have authority to issue to 260,000,000 shares, of which 250,000,000 shares are to be common stock, without par value, and 10,000,000 shares are to be preferred stock, without par value.

    4.    Approval of the Amended and Restated Bylaws of the Company.

5.    The ratification of the Amended and Restated Sangui Biotech International Inc. Long-Term Incentive Plan and to reserve an additional 10,000,000 shares of common stock for issuance hereunder.

    6.    To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

    The board of directors has fixed the close of business on September 22, 2008 as the Record Date for the determination of shareholders that are entitled to notice of and to vote at the meeting and any adjournment thereof.  Only shareholders of record, and holders of shares in street name as represented by a bank statement certifying the number of shares in their possession, as of the close of business on the Record Date are entitled to notice and to vote at this meeting or any postponements or adjournments.  A complete list of the shareholders entitled to vote at the meeting will be open to examination by any shareholder, for any purpose germane to the meeting, during normal business hours for ten (10) days prior to the date of the meeting, at the Company’s offices at the Forschungs-und Entwicklungszentrum of the University Witten/Herdecke located at Alfred Herrhausen Street 44, Witten, Germany 58455.

    A copy of our annual report for the year ended June 30, 2008 is being mailed with this proxy statement and notice of meeting.

    Attendance at the Annual Meeting will be limited to shareholders of the Company.  Shareholders will be required to furnish proof of ownership of the Company’s Common Stock before being admitted to the meeting.  Shareholders holding shares in the name of a broker or other nominee are requested to bring a statement from the broker or nominee confirming their ownership in the Company’s Stock.  Directions to the meeting’s location accompany the Proxy Statement.

    Whether or not you expect to attend in person, we urge you to sign, date and return the enclosed Proxy at your earliest convenience.  This will ensure the presence of a quorum and your representation at the meeting; promptly signing, dating and returning the Proxy will save the Company the expense and extra work of additional solicitation.  Sending in your Proxy will not prevent you from voting your stock at the meeting if you desire to do so, as your proxy is revocable at your option.

By order of the Board of Directors,

Date: October 22, 2008                                                        /s/ Thomas Striepe
                                _______________________________
Thomas Striepe
Chief Executive Officer

Sangui Biotech International, Inc.
Alfred Herrhausen Street 44, Witten, Germany 58455
49 (2302) 915-200

Proxy Statement
Annual Meeting of Shareholders
To Be Held on November 18, 2008

GENERAL INFORMATION

    We are providing these proxy materials to you in connection with the solicitation of proxies by the Board of Directors of Sangui Biotech International, Inc. for the 2008 Annual Meeting (the “Annual Meeting”) of our stockholders to be held on November 18, 2008, and any adjournment or postponement of the Annual Meeting.  In this proxy statement, we refer to Sangui Biotech International, Inc., as “Sangui,” the “Company,” “we,” or “us.”

    We are holding our Annual Meeting at the Company’s corporate office at Alfred Herrhausen Street 44, Witten, Germany 58455 on Thursday, November 18, 2008, at 11 a.m. Central European Time.  We intend to mail this proxy statement and accompanying proxy card to our stockholders starting on or about November 5, 2008.  Our annual report for the year ended June 30, 2008 is being sent to each stockholder of record along with this proxy statement.

ABOUT THE MEETING

    At our Annual Meeting, our stockholders will act upon the matters outlined in the accompanying notice of meeting, including the election of directors.  In addition, our management will report on our performance during the 2007 year and respond to questions from stockholders.

VOTING INFORMATION

    All shares represented by properly executed proxies received by the Board of Directors pursuant to this solicitation will be voted in accordance with the holder’s directions specified on the proxy.  If no directions have been specified by marking the appropriate places on the accompanying proxy card, the shares will be voted in accordance with the Board’s recommendations which are:

    1.           FOR election of Thomas Striepe, Joachim Fleing, and Hubertus Schmelz as Directors of theCompany to serve for a term of one (1) year until the next annual meeting of shareholders or untiltheir successors are duly appointed and qualified.

    2.           FOR the ratification of the appointment of Moore & Associates, Chartered as the Company's independent accountants for the fiscal years 2008 and 2009.

    3.           FOR the approval of the Amended and Restated Articles of the Company to increase theaggregate number of shares which the Corporation shall have authority to issue to 260,000,000 shares, of which 250,000,000 shares are to be common stock, without par value, and 10,000,000 shares are to be preferred stock, without par value.

    4.           FOR the approval of the Amended and Restated Bylaws of the Company.

    5.           FOR the ratification of the Amended and Restated Sangui Biotech International Inc. Long-TermIncentive Plan and to reserve an additional 10,000,000 shares of common stock for issuancehereunder.

    A stockholder signing and returning the accompanying proxy has power to revoke it at any time prior to its exercise by delivering to the Company a later dated proxy or by giving notice to the Company in writing or at the meeting, but without affecting any vote previously taken.

Record Date

    You may vote all shares that you owned as of September 22, 2008, which is the record date for the Annual Meeting.  The Company has one class of stock outstanding, Common Stock, no par value per share (“common stock”).  The Company is authorized to issue up to 5,000,000 shares of Preferred Stock but there is no Preferred Stock issued and outstanding at this time.  As of September 22, 2008, we had 50,000,000 shares of common stock outstanding held of record by approximately 874 shareholders.  Each share of common stock is entitled to one vote on each matter properly brought before the meeting.

Ownership of Shares

    If your shares are registered directly in your name, you are the holder of record of these shares, and we are sending these proxy materials directly to you.  As the holder of record, you have the right to give your proxy directly to us or vote in person at the Annual Meeting.  If you hold your shares in a brokerage account or through a bank or other holder of record, you hold the shares in “street name,” and your broker, bank or other holder of record is sending these proxy materials to you.  As a holder in street name, you have the right to direct your broker, bank or other holder of record how to vote by filling out a voting instruction form that accompanies your proxy materials.  Regardless of how you hold your shares, we invite you to attend the Annual Meeting.

How to Vote

    Your Vote Is Important.  We encourage you to vote promptly.  You may vote in the following way:

    By Mail: If you are a holder of record, you can vote by marking, dating, and signing your proxy card and returning it by mail in the enclosed postage-paid envelope.  If you hold your shares in street name, please complete and mail the voting instruction card.

    At The Annual Meeting: If you vote your shares now it will not limit your right to change your vote at the Annual Meeting if you attend in person.  If you hold your shares in street name, you must obtain a proxy, executed in your favor, from the holder of record if you wish to vote your shares at the Annual Meeting.

    All shares that have been properly voted and not revoked will be voted at the meeting.  If you sign and return your proxy card without any voting instructions, your shares will be voted as the Board of Directors recommends.

    Revocation Of Proxies: You can revoke your proxy at any time before your shares are voted if you: (1) send a written notice to our Secretary indicating that you want to revoke your proxy; or (2) deliver to our Secretary a duly executed proxy (or voting instructions if you hold your shares in street name) bearing a later date, which revokes all previous proxies; or (3) attend the meeting in person, give written notice of revocation to the secretary of the meeting prior to the voting of your proxy and vote your shares in person, although your attendance at the meeting will not by itself revoke your proxy.

Quorum and Required Vote

    Quorum: We will have a quorum and will be able to conduct the business of the Annual Meeting if the holders of a majority of the votes that shareholders are entitled to cast are present at the meeting, either in person or by proxy.

    Vote Required for Proposals:

    Directors are elected by a plurality of the shares of common stock that are present in person or represented by proxy, meaning the nominees receiving the highest number of votes will be elected to the Board of Directors.

    The ratification of the appointment of Moore & Associates, Chartered as the Company's independent accountants for the fiscal years 2008 and 2009 requires the affirmative vote of a majority of the voting power of the shares of common stock that are present in person or represented by proxy.

    The ratification of the amendment to the Company’s Articles of Incorporation to increase the Company’s aggregate number of shares which the Corporation shall have authority to issue to 260,000,000 shares, of which 250,000,000 shares are to be common stock and 10,000,000 shares are to be preferred stock, requires a majority of the shares of common stock that are present in person or represented by proxy.

    The approval of the Amended and Restated Bylaws of the Company requires the affirmative vote of a majority of the voting power of the shares of common stock that are present in person or represented by proxy.

    The ratification of the Amended and Restated Sangui Biotech International Inc. Long-Term Incentive Plan and to reserve an additional 10,000,000 shares of common stock for issuance hereunder requires the affirmative vote of a majority of the voting power of the shares of common stock that are present in person or represented by proxy.

    How We Count Votes: In determining whether we have a quorum, we count abstentions and broker non-votes as present and entitled to vote.

    In counting votes on the proposals:

•	We do not count abstentions or broker non-votes, if any, as votes cast for the election of directors, but we do count votes withheld for one or more nominees as votes cast.

•
Because directors are elected by a plurality, this means that the three nominees receiving the highest number of “FOR” votes will be elected.  Neither abstentions nor broker non-votes will have any effect in determining the outcome of the election of directors.

•
In tabulating whether the other proposals are ratified by a majority of votes of the Company’s outstanding shares, it should be noted that abstentions are counted in tabulations of the votes cast and thus have the same effect as a vote against a proposal, whereas broker non-votes are not counted for purposes of determining whether a proposal has been approved.

Dissenter's Rights

    Under Colorado law, shareholders are not entitled to dissenter's rights of appraisal on any proposal referred to herein.

Cumulative Voting

    With respect to voting on the election of directors, shareholders shall not be entitled to cumulate votes.

Solicitation

    The cost of solicitation will be borne by the Company.  In addition, the Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation materials to such beneficial owners.  Proxies may be solicited by the Company’s directors, officers and employees, without additional compensation, personally or by telephone, facsimile or telegram.  Although the exact cost of preparation, mailing and holding of the meeting is not known at this time, it is anticipated that the cost will be approximately $10,000.

INFORMATION CONCERNING THE BOARD OF DIRECTORS
AND THE CORPORATE GOVERNANCE OF THE COMPANY

    Our business is managed by the Company’s Board of Directors.  Our Board members are informed of our business through discussions with management, materials provided to them, visits to the Company’s offices, and facilities, and their participation in Board and committee meetings.  During the fiscal years 2008 and 2007, three scheduled meetings of the Board of Directors were held.  Directors who served during this time attended all of the meetings, or were not in attendance with notice and for cause.  Directors are reimbursed for out-of-pocket expenses incurred in attending meetings of the Board of Directors and the committees.  The Board also took action by unanimous written consent over this same period on six occasions.

    The Board of Directors serves as the Compensation Committee (the “Compensation Committee”), the Audit Committee (the “Audit Committee”), and a Stock Option Plan Committee (the “Stock Option Committee”).  The Compensation Committee reviews and makes recommendations regarding annual compensation for Company officers, and the Audit Committee oversees the Company's financial reporting process on behalf of the Company's Board of Directors.  The Stock Option Committee reviews and affects the grant of options under the Company’s Stock Option Plan (the “Plan”) by execution of instruments in writing in a form approved by the Stock Option Committee.  Subject to the express terms and conditions of the Plan, the Stock Option Committee shall have full power to construe the Plan and the terms of any option granted under the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan or options and to make all other determinations necessary or advisable for the Plan's administration.

Corporate Governance Practices and Policies

    Our Board of Directors has been carefully following the corporate governance developments that have been taking place as a result of the adoption of the Sarbanes-Oxley Act of 2002, the rules adopted thereunder by the Securities and Exchange Commission (SEC), and other corporate governance recommendations.  Our Board addresses, among other things, the Board’s composition, qualifications and responsibilities, director education and stockholder communication with directors.

    Our Board of Directors is in the process of adopting a Code of Ethics for its Financial Officers, which is applicable to our Chief Executive Officer, Chief Financial Officer, Corporate Controller and any other persons designated as financial officers.  Our Board of Directors is also developing a Code of Conduct, articulating standards of business and professional ethics, which is applicable to all of our directors, officers and employees.

Nominating Procedures

    The Board will consider candidates for the Board of Directors from any reasonable source, including stockholder recommendations.  The Board will not evaluate candidates differently based on who has made the proposal.  The Board has the authority under its charter to hire and pay a fee to consultants or search firms to assist in the process of identifying and evaluating candidates.  No such consultants or search firms have been used to date and, accordingly, no fees have been paid to consultants or search firms in the past fiscal year.  The Board will consider many factors when considering candidates for election to the Board of Directors, including that the proper skills and experiences are represented on the Board of Directors and its committees and that the composition of the Board of Directors and each such committee satisfies applicable legal requirements.  Depending upon the current needs of the Board of Directors, certain factors may be weighed more or less heavily by the Board.

    Stockholders who wish to suggest qualified candidates should write to the Board at Alfred Herrhausen Street 44, Witten, Germany 58455 specifying the name of the candidates and stating in detail the qualifications of such persons for consideration by the Board.  A written statement from the candidate consenting to be named as a candidate and, if nominated and elected, to serve as a director should accompany any such recommendation.

Stockholder Communications

    The Board of Directors encourages stockholders to send communications to the Board or to individual members of the Board.  Such communications, whether by letter, e-mail or telephone, should be directed to the Chairman of the Company who will forward them to the intended recipients.  However, unsolicited advertisements or invitations to conferences or promotional material, in the discretion of the Chairman or his designee, may not be forwarded to the directors.

    If a stockholder wishes to communicate to the Board about a concern relating to the Company’s financial statements, accounting practices or internal controls, the concern should be submitted in writing to the Board in care of the Chairman at the Company’s headquarters address.  If the concern relates to the Company’s governance practices, business ethics or corporate conduct, the concern likewise should be submitted in writing to the Chairman at the Company’s headquarters address.  If the shareholder is unsure as to which category his or her concern relates, he or she may communicate it to any one of the independent directors in care of the Company’s Secretary.  The Company’s “whistleblower” policy prohibits the Company or any of its employees from retaliating or taking any adverse action against anyone for raising a concern.  If a shareholder or employee nonetheless prefers to raise his or her concern in a confidential or anonymous manner, the concern may be directed to the Chairman at the Company’s headquarters.

Independence

    Non-management directors have access to individual members of management or to other employees of the Company on a confidential basis.  Directors also have access to Company records and files and directors may contact other directors without informing Company management of the purpose or even the fact of such contact.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth security ownership information as of the close of business on the Record Date, for individuals or entities in the following categories at the Company’s fiscal year end: (i) persons known by the Company to own beneficially more than five percent (5%) of the Company’s Common stock, (ii) each director, (iii) each Named Executive Officer listed in the “Summary Compensation Table” as set forth herein, and (iv) all directors and executive officers as a group.  Except as otherwise indicated, each of the stockholders listed below has sole voting and investment power over the shares beneficially owned.

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
Common Stock	Dr. Wolfgang Barnikol Arndstr.8 58453 Witten Germany	1,853,600 (1)	3.7%
Common Stock	Dr. Joachim Fleing Am Vogelherd 43 35043 Marburg Germany	210,000	0.4%
Common Stock	Joachim Lutz Alfred Herrhausen Street 44 58455 Witten Germany	0	0.0%
Common Stock	Thomas Striepe Neuer Wall 54 20354 Hamburg Germany	0	0.0%
Common Stock	All Officers and Directors as a Group (4 persons)	2,063,600	4.1%
   (1) This amount includes 1,153,600 shares held in the name of Dr. Doris Barnikol-Keuten, Dr. Wolfgang Barnikol’s spouse.

Section 16(a) Compliance

    Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers, directors and persons who own more than ten percent of the Company's Common Stock, to file initial reports of beneficial ownership on Form 3, changes in beneficial ownership on Form 4 and an annual statement of beneficial ownership on Form 5, with the SEC.  Such executive officers, directors and greater than ten percent shareholders are required by SEC rules to furnish the Company with copies of all such forms that they have filed.

    Based solely upon a review of copies of the reports filed, Sangui believes that all executive officers, directors and persons who own more than ten percent of the Company's Common Stock are in compliance with such regulations.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

    The following table sets forth the aggregate compensation paid by the Company for services rendered during the periods indicated:

Summary Compensation Table

    The table below summarizes all compensation awarded to, earned by, or paid to our Officers for all services rendered in all capacities to us for the fiscal periods indicated.

Name and Principal Position (a)	Year (b)	Salary ($)* (c)	Bonus ($) (d)	Stock Awards ($) (e)	Option Awards ($) (f)	Non-Equity Incentive Plan Compensation ($) (g)	Nonqualified Deferred Compensation Earnings ($) (h)	All Other Compensation ($) (i)	Total(1) ($) (j)
Prof. Wolfgang Barnikol CEO & CFO	2008(1) 2007 2006 2005	0 0 0 38,134	0 0 0 0	0 0 0 0	0 0 0 0	0 0 0 0	0 0 0 0	0 0 0 0	0 0 0 38,134
Thomas Striepe CEO	2008(2)	0	0	0	0	0	0	0	0
Joachim Fleing CFO	2008(3)	0	0	0	0	0	0	12,141	12,141
*	All figures are expressed in United States Dollars (“USD”); for the German management personnel, the EURO or DM was converted to USD as of the fiscal year end of each year.
(1)	On March 30, 2008, Dr. Wolfgang Barnikol amicably resigned as the Company’s Chief Executive Officer and Chief Financial Officer effective April 3, 2008.
(2)	On April 8, 2008, the Board of Directors appointed Thomas Striepe to serve as Chief Executive Officer of the Company.
(3)
On April 8, 2008, the Board of Directors appointed Joachim Fleing to serve as Chief Financial Officer of the Company.  Other Compensation reflects amounts earned under his consulting agreement with the Company since becoming the Chief Financial Officer.

Narrative Disclosure to Summary Compensation Table

    The Company has an agreement with Professor Barnikol, the Company’s CEO and CFO, pursuant to which he is entitled to 3% royalties of gross revenues earned with any product based on his inventions.  No royalties were paid or earned in fiscal 2007 and 2006.

    The company signed a consulting contract with Joachim Fleing, PhD, covering certain investor relations services on July 17, 2002. When the latter was appointed an officer of the company, the Board of Directors agreed that this contract should persist.

    There are no other employment contracts, compensatory plans or arrangements, including payments to be received from the Company with respect to any executive officer, that would result in payments to such person because of his or her resignation, retirement or other termination of employment with the Company, or its subsidiaries, any change in control, or a change in the person’s responsibilities following a change in control of the Company.

    There are no agreements or understandings for any executive officer to resign at the request of another person. None of our executive officers acts or will act on behalf of or at the direction of any other person.

Compensation of Directors

    The table below summarizes all compensation awarded to, earned by, or paid to our Directors for all services rendered in all capacities to us for the fiscal periods indicated.

Name (a)	Fees Earned or Paid in Cash (b)	Stock Awards ($) (c)	Option Awards ($) (d)	Non-Equity Incentive Plan Compensation ($) (e)	Nonqualified Deferred Compensation Earnings ($) (f)	All Other Compensation ($) (g)	Total ($) (j)
Prof. Wolfgang Barnikol	2007 2006 2005	0 0 0	0 0 0	0 0 0	0 0 0	0 0 0	0 0 0
Joachim Lutz	2007 2006 2005	0 0 0	0 0 0	0 0 0	0 0 0	0 0 0	0 0 0
Thomas Striepe	2007 2006 2005	0 0 0	0 0 0	0 0 0	0 0 0	0 0 0	0 0 0
Joachim Fleing	2007 2006 2005	0 0 0	0 0 0	0 0 0	0 0 0	0 0 0	0 0 0

Narrative to Director Compensation Table

    The Company has an agreement with Professor Barnikol, the Company’s CEO and CFO, pursuant to which he is entitled to 3% royalties of gross revenues earned with any product based on his inventions.  No royalties were paid or earned in fiscal 2007 and 2006.

    The company signed a consulting contract with Joachim Fleing, PhD, covering certain investor relations services on July 17, 2002. When the latter was appointed a director of the company effective December 16, 2003, the Board of Directors unanimously agreed that this contract should persist. Under this resolution Joachim Fleing, like the other directors will not obtain any remuneration for serving as a director, while those services as rendered under the contract should be remunerated as before.

    Directors serve without compensation and there are no standard or other arrangements for their compensation.  There are no employment contracts, compensatory plans or arrangements, including payments to be received from the Company with respect to any Director that would result in payments to such person because of his or her resignation with the Company, or its subsidiaries, in the event of any change in control of the Company.  There are no agreements or understandings for any Director to resign at the request of another person.  None of our Directors or executive officers acts or will act on behalf of or at the direction of any other person.

    No long-term incentive plan awards were issued or granted to the Company's management during the fiscal years ended June 30, 2007 and 2006.   Further, during the fiscal years ended June 30, 2007 and 2006, no member of the Company's management was granted any option or stock appreciation right.

Grants of Plan-Based Awards in 2007

    There were no option grants in 2007.

Outstanding Equity Awards at 2007 Fiscal Year-End

    There were no option exercises or options outstanding in 2007.

Option Exercises and Stock Vested in Fiscal 2007

    There were no option exercises or stock vested in 2007.

INDEPENDENT PUBLIC ACCOUNTANTS

    The Company’s independent accountants for the fiscal year ended June 30, 2007 was Moore & Associates, Chartered of Las Vegas, Nevada, who has served as the Company's independent accountants since 2007.  As set forth below in Proposal 2, the Company has appointed Moore & Associates, Chartered as the Company's independent accountants for the fiscal years ending June 30, 2008 and 2009.

Audit Fees

    During the fiscal year ended June 30, 2007, the aggregate fees billed by Moore & Associates, Chartered, for services rendered for the audit of the Company’s annual financial statements was $16,000.

DEADLINE FOR RECEIPT OF SHAREHOLDER PROPOSALS FOR THE NEXT ANNUAL MEETING

    Stockholders are hereby notified that if they wish a proposal to be included in our proxy statement and form of proxy relating to the 2009 annual meeting of stockholders, they must deliver a written copy of their proposal no later than June 30, 2009. If the date of next year’s annual meeting is changed by more than 30 days from the date of this year’s meeting, then the deadline is a reasonable time before we begin to print and mail proxy materials. Proposals must comply with the proxy rules relating to stockholder proposals, in particular Rule 14a-8 under the Securities Exchange Act of 1934, in order to be included in our proxy materials.

Mailing Instructions

    Proposals should be delivered to Sangui Biotech International, Inc, Alfred Herrhausen Street 44, Witten, Germany 58455, Attention: Joachim Fleing, Corporate Secretary.  To avoid controversy and establish timely receipt by the Company, it is suggested that stockholders send their proposals by certified mail, return receipt requested.

STOCKHOLDER COMMUNICATION WITH THE BOARD OF DIRECTORS

    Stockholders who wish to contact any of our directors either individually or as a group may do so by writing them c/o Corporate Secretary, Sangui Biotech International, Inc, Alfred Herrhausen Street 44, Witten, Germany 58455, or by telephone at 49 (2302) 915-200 specifying whether the communication is directed to the entire board or to a particular director.  Stockholder letters are screened by Company personnel to filter out improper or irrelevant topics, such as solicitations, and to confirm that that such communications relate to matters that are within the scope of responsibilities of the board or a Committee.

[THE REMAINDER OF THIS PAGE WAS INTENTIONALLY LEFT BLANK]

PROPOSAL 1.

ELECTION OF DIRECTORS

Nominees

    Our current bylaws provide for a Board of Directors consisting of not less than three, nor more than seven, directors. The number of directors has been set as three (3), each of which will be elected at the Annual Meeting.  The elected directors will hold offices for a term of one (1) year or until their successors are elected (which should occur at the next Annual Meeting) and qualified, unless they die, resign or are removed from office prior to that time.  In the absence of specific instructions, executed proxies which do not indicate for whom votes should be cast will be voted “FOR” the election of the nominees named below as directors.  Votes withheld will be counted for the purpose of determining the presence or absence of a quorum for the transaction of business at the meeting but have no other legal effect upon the election of directors under Colorado law.  In the event that any nominee is unable or declines to serve as a director (which is not anticipated), the proxyholders will vote for such substitute nominee as the Board of Directors recommends or vote to allow the vacancy to remain open until filled by the Board of Directors, as the Board of Directors recommends.

    Set forth below is information as to each nominee for director.

DIRECTORS WHO ARE NOMINEES FOR ELECTION

Name of Nominee	Age	Position (Proposed Term as Director)

Thomas Striepe	46	Director – 1 Year

Joachim Fleing, PhD	55	Director – 1 Year

Hubertus Schmelz	53	Director – 1 Year

    JOACHIM FLEING, PhD is a current Director of the Company, the Company’s Chief Financial Officer and is a communications specialist.  His professional experience includes the position of a communications officer and the position as an account director at an international PR agency.  Joachim Fleing holds a PhD from Wuppertal University.

    THOMAS STRIEPE is a current Director of the Company, the Company’s Chief Executive Officer and is the Vice President of Accounting and Controlling at Dr. Ludz GmbH, Hamburg, Germany, a financial services company.  Prior to joining Dr. Ludz GmbH in 2004, he held management positions in the accounting departments of several German and international corporations.  He holds an MBA from Hamburg University.

    HUBERTUS SCHMELZ is the General Manager of Sangui GmbH.  He was appointed to this position effective December 16, 2003.  Prior to joining Sangui he acted as a legal and business consultant.  During the last decade prior to 2000 he was entrusted with numerous business development projects by the German Treuhandanstalt in restructuring the economy of Eastern Germany.  After having studied law he acted as legal counsel in several positions.

VOTE REQUIRED

    Directors are elected by a plurality of the votes cast by the shares of common stock represented at the meeting, meaning the nominees receiving the highest number of votes will be elected to the Board of Directors.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE “FOR”
THE NOMINEES AS SET FORTH ABOVE.

PROPOSAL 2.

RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

    The Company has appointed Moore & Associates, Chartered as the Company's independent accountants for the fiscal years ending June 30, 2008 and 2009.  Moore & Associates, Chartered has served as the Company's independent accountants since September 18, 2007.  Services provided to the Company in fiscal 2007 included examination of the Company’s financial annual statements.

Audit Fees

    For the fiscal year ended 2007, the aggregate fees billed by Moore & Associates, Chartered for services rendered for the audits of the annual financial statements and the review of the financial statements included in the quarterly reports or services provided in connection with the statutory and regulatory filings or engagements for those fiscal years were $16,000.

Other Fees

    For the fiscal year ended 2007, fees billed by Moore & Associates, Chartered , were an aggregate $0 for any audit-related services other than as set forth in paragraph (a) above.  Additionally, for the fiscal years ended 2007 and 2006, Moore & Associates, Chartered did not bill any fees for tax compliance services.  The auditors did not provide tax-planning advice for the fiscal years ended 2007 and 2006.

VOTE REQUIRED

    The affirmative vote of holders of a majority of the shares of common and preferred stock represented at the meeting is required to ratify the appointment of the independent accountants.

THE BOARD OF DIRECTORS RECOMMENDS VOTING “FOR” SUCH RATIFICATION

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PROPOSAL 3.

APPROVAL OF THE AMENDED AND RESTATED ARTICLES OF INCORPORATION OF THE COMPANY

    The Company is seeking approval of the Amended and Restated Articles of Incorporation of the Company which will increase the aggregate number of shares which the Corporation shall have authority to issue to 260,000,000 shares, of which 250,000,000 shares are to be common stock, without par value, and 10,000,000 shares are to be preferred stock, without par value.  A copy of the Amended and Restated Articles of Incorporation are attached hereto as Appendix A.

Introduction

    Our Articles of Incorporation currently authorize the issuance of 50,000,000 shares of Common Stock, no par value.  As of September 22, 2008, the “Record Date,” there were 50,000,000 shares of our Common Stock outstanding.

Description of the Amendment

    On September 5, 2008, our Board of Directors unanimously approved the Amended and Restated Articles of Incorporation (the “Amendment”), subject to stockholder approval, to increase the number of shares of Common Stock authorized for issuance under the Articles of Incorporation to 260,000,000 shares, of which 250,000,000 shares are to be common stock, without par value, and 10,000,000 shares are to be preferred stock, without par value.

    If the Amendment is approved by a majority of stockholders, it will become effective upon its filing with the Secretary of State of the State of Colorado.  The Company expects to file the Amendment with the Secretary of State of the State of Colorado very shortly after its approval by stockholders. The authorized but unissued shares of Common Stock would be available for issuance from time to time for such purposes and for such consideration as the Board of Directors may determine to be appropriate without further action by the stockholders, except for those instances in which applicable law or stock exchange rules require stockholder approval. The additional shares of authorized Common Stock, when issued, would have the same rights and privileges as the shares of Common Stock currently issued and outstanding.

Other changes to the Articles

    Article III, now entitled business of the corporation, is now amended to provide the Company the flexibility to engage in all lawful business for which corporations may be incorporated pursuant to the Colorado Business Corporation Act.

    Article IV, which sets forth powers of the Company has been stricken and replaced with the authorized capital of the Company as discussed above.

    Article V, which previously was the capital structure, now states that cumulative voting for directors will not be permitted.  This is the same as the original Article VI.

    New Article VI disallows any preemptive rights of the shareholders; this is no different from the original Article V Section 4.

    New Article VII sets forth the authority of the Board of Directors.  Additionally, as provided by Section 7-110-102 of the Colorado Revised Statutes, the Board of Director has chosen to delete information contained in the original Article VII entitled Registered and Initial Principal Office and Registered Agent, Article VIII entitled Incorporator, Article IX entitled Board of Directors.

    Article VIII is the same as the original Article VI, Section 2.

    Article IX is now Indemnification of Directors, Officers, Employees, Fiduciaries and Agents, previously this was Article XIII.

    Article X is new language regarding the limitations of liability for a director of the Corporation with regard to personal liability to the Corporation or its Shareholders for monetary damages for breach of fiduciary duty in certain circumstances.  The original Article X set forth powers of the directors, which are set forth in the Company’s Bylaws.

    Articles XI and XII of the original Articles regarding corporate opportunity and directors right to contract with the Company have been stricken as has Article XIII entitled right to amend.

Purposes of the Amendment

    The primary purpose of the Amendment is to provide additional shares of common stock which may be used by us for any number of reasons including, but not limited to, the issuance in connection with future financing activities of the Company; the increase in the number of shares available to be issued for issuance to holders of convertible preferred stock, loans, options and warrants granted prior to or after the date hereof; to establish additional employee compensation plans or to increase the shares available under current plans; to issue shares upon conversion of other equity or debt securities; for issuance in connection with future corporate acquisitions; or other corporate purposes.  The Company currently has no plans to issue any of the newly authorized shares under the Amended and Restated Articles.

    Upon the effective date of the Amendment, we will have 200,000,000 shares of common stock authorized and available for future issuance.  The Board of Directors believes that the increase in the number of authorized shares of common stock will make a sufficient number of shares available, should we decide to use our shares for one or more of such previously mentioned purposes or otherwise.  We reserve the right to seek a further increase in authorized shares from time to time in the future as considered appropriate by the Board of Directors.

Other Potential Effects of the Amendment

    Upon filing the Amendment, the Board of Directors may cause the issuance of additional shares of common stock without further vote of our stockholders, except as provided under the Colorado Business Corporation Act (or any national securities exchange on which shares of our common stock are then listed or traded).  Under our Articles of Incorporation, our stockholders do not have preemptive rights to subscribe to additional securities which may be issued by the Company, which means that current stockholders do not have a prior right to purchase any new issue of our capital stock in order to maintain their proportionate ownership of common stock.  In addition, if the Board of Directors elects to issue additional shares of common stock, such issuance could have a dilutive effect on the earnings per share, voting power and holdings of current stockholders.

    In addition to the corporate purposes discussed above, the Amendment could, under certain circumstances, have an anti-takeover effect, although this is not the intent of the Board of Directors.  For example, the existence of authorized but unissued shares of common stock could render more difficult or discourage an attempt to obtain control of us by means of a proxy contest, tender offer, merger or otherwise.

Board Recommendation

    Our Board of Directors recommends that you vote “FOR” the Amendment.

VOTE REQUIRED

    The affirmative vote of holders of a majority of the shares of common and preferred stock represented at the meeting is required to approve the amended and restated articles for the Company.

THE BOARD OF DIRECTORS RECOMMENDS VOTING “FOR” SUCH APPROVAL

PROPOSAL 4.

APPROVAL OF THE AMENDED AND RESTATED BYLAWS OF THE COMPANY

    On September 5, 2008, our Board of Directors unanimously approved the Amended and Restated Bylaws.  The Company is seeking approval of the Amended and Restated Bylaws of the Company, a copy of which are attached hereto as Appendix B.

    The Amended and Restated Bylaws do not contain any significant changes, but have been redrafted to be less cumbersome, as well as simpler to read, interpret, and apply.

VOTE REQUIRED

    The affirmative vote of holders of a majority of the shares of common and preferred stock represented at the meeting is required to approve the Amended and Restated Bylaws of the Company.

THE BOARD OF DIRECTORS RECOMMENDS VOTING “FOR” SUCH APPROVAL

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PROPOSAL 5.

RATIFICATION OF THE AMENDED AND RESTATED SANGUI BIOTECH INTERNATIONAL INC. LONG-TERM INCENTIVE PLAN

    On April 28, 2004, the company adopted the 2004 Employee Stock Incentive Plan.  Under the terms of this plan the Board was authorized to issue up to 1,000,000 shares of common stock to certain eligible employees of the company or its subsidiaries in order to attract and retain employees and directors of the Company and to provide such persons with incentives and awards for superior performance and providing services to the Company.  The Plan was administered by a committee comprised of the Board of Directors of the Company or appointed by the Board of Directors, which had broad flexibility in designing stock-based incentives.  The Company to date has issued the 1,000,000 shares of common stock and wishes to amend and restate the plan as the Amended and Restated Sangui Biotech International Long-Term Incentive Plan (the “Incentive Plan”).  In doing so it will allow the Company to increase the number of shares of Common Stock reserved for issuance thereunder to 10,000,000 shares and to provide the most flexibility in both the terms and structures of awards, in order to attract and retain employees and directors of the Company and to provide such persons with incentives and awards for superior performance and providing services to the Company.

Principal Features of the Equity Incentive Plan

    The Incentive Plan has been structured so as to provide us with maximum flexibility in designing equity incentives for our executive officers and other employees, the non-employee members of our Board of Directors and independent consultants in the Company’s service.  Our Board of Directors or committee of their choosing, as Plan Administrator, may make grants under the Incentive Plan in the form of option grants or through stock purchase rights of vested or unvested shares of our common stock.  The Incentive Plan is attached hereto as Appendix C.

Eligibility

    The Plan Administrator may grant awards to any employee, director, consultant or other person providing services to the Company or its affiliates.

Shares Subject to the Incentive Plan

    An aggregate of 10,000,000 shares of the Company’s common stock are reserved for issuance and available for awards under the Incentive Plan, including incentive stock options granted under the Incentive Plan.

Tax Consequences of the Equity Incentive Plan

THE FOLLOWING IS A BRIEF SUMMARY OF THE EFFECT OF FEDERAL INCOME TAXATION UPON THE PARTICIPANTS AND THE COMPANY WITH RESPECT TO THE INCENTIVE PLAN.  THIS SUMMARY DOES NOT PURPORT TO BE COMPLETE AND DOES NOT ADDRESS THE FEDERAL INCOME TAX CONSEQUENCES TO TAXPAYERS WITH SPECIAL TAX STATUS.  IN ADDITION, THIS SUMMARY DOES NOT DISCUSS THE PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE OR FOREIGN COUNTRY IN WHICH THE PARTICIPANT MAY RESIDE, AND DOES NOT DISCUSS ESTATE, GIFT OR OTHER TAX CONSEQUENCES OTHER THAN INCOME TAX CONSEQUENCES.  THE COMPANY ADVISES EACH PARTICIPANT TO CONSULT HIS OR HER OWN TAX ADVISOR REGARDING THE TAX CONSEQUENCES OF PARTICIPATION IN THE INCENTIVE PLAN AND FOR REFERENCE TO APPLICABLE PROVISIONS OF THE INTERNAL REVENUE CODE.

    The Incentive Plan provides for the issuance of incentive stock options and non-statutory options, which may have different tax consequences to the optionee on the basis of his or her particular tax situation.

    Incentive Stock Options

    Incentive stock options are not subject to tax at the time of grant or at the time of exercise. However, the excess of the fair market value of the purchased shares at time of exercise over the exercise price is includible in income for alternative minimum tax purposes. Upon the sale or other disposition of the incentive option shares, the optionee will recognize income equal to the excess of the sale proceeds or other amount realized over the exercise price. The gain (or loss) will be long-term, provided the disposition occurs more than two (2) years after the grant date and more than one (1) year after the exercise date.  The Company will not be entitled to a deduction in connection with the exercise of an incentive option unless the acquired shares are sold within two (2) years after the grant date or within one (1) year after the exercise date.

    Non-Statutory Options

    Non-statutory options are not taxable at the time of grant. Upon exercise, the optionee will recognize ordinary income with respect to any vested shares purchased under the option. Such income will be in an amount equal to the excess of the value of the vested shares on the exercise date over the exercise price paid for those shares. Taxable income will be recognized on the balance of the shares, as the optionee vests in those shares, in an amount equal to the spread between the value of those shares on the vesting date and the exercise price paid for the shares. The optionee may elect under Section 83(b) of the Internal Revenue Code to be taxed at the time the option is exercised for unvested shares subject to the Company's repurchase right. The election must be filed with the Internal Revenue Service (“IRS”) within thirty (30) days after exercise. If the election is made, the optionee will recognize taxable income equal to the excess of the fair market value of the unvested shares on the exercise date over the exercise price paid for such shares. No additional income will be recognized as those shares subsequently vest.  The Company will, in general, be entitled to a deduction at the time or times the optionee recognizes income with respect to the shares acquired under his or her non-statutory option. The deduction will be equal to the amount of income so recognized.

    Stock Grants

    An individual who is issued vested shares of common stock under the stock issuance program will recognize ordinary income in the year of purchase equal to the excess of the fair market value of the shares on the purchase date over the purchase price paid for those shares. Federal and state income and employment taxes will have to be withheld or collected from such individual at the time the shares are issued.

    An individual who is issued unvested shares of common stock will not recognize any taxable income at the time the unvested shares are issued but will have to report as ordinary income, for the taxable year in which his or her interest in such shares vests, an amount equal to the excess of the fair market value of the shares at the time of vesting over the purchase price paid for such shares. Such individual may, however, elect under Section 83(b) of the Internal Revenue Code to be taxed in the year of purchase on the excess (if any) of the fair market value of the unvested shares at the time of purchase over the purchase price paid for those shares, and such individual will thereby avoid the recognition of income as and when the shares subsequently vest. Such election must be filed with the IRS within thirty (30) days after the purchase of the unvested shares.  The Company will be entitled to a deduction in an amount equal to the ordinary income recognized by the recipient.

Transferability of Shares

    Shares of common stock acquired upon exercise of an option or as a stock issuance pursuant to the Incentive Plan will be deemed to be “restricted securities” as defined in Rule 144 of the Securities Act of 1933, as amended (the “Securities Act”), until such time as the shares to be issued pursuant to the Incentive Plan are registered by us under the Securities Act.

Amendment and Termination

    The board of directors may at any time amend or terminate the Incentive Plan, provided that no such action may be taken that adversely affects any rights or obligations with respect to any awards theretofore made under the Incentive Plan without the consent of the recipient.  No awards may be made under the Incentive Plan after the tenth anniversary of its effective date.

Effective Date

    The Incentive Plan will become effective upon approval by the stockholders of the Company.  If not approved by the stockholders, the Incentive Plan will not be adopted.

No Appraisal Rights

    Under the Colorado Code, stockholders are not entitled to appraisal rights with respect to the adoption of an equity incentive plan.

VOTE REQUIRED

    Approval of the Incentive Plan will require the affirmative vote of at least a majority in voting interest of the stockholders present in person or by proxy and voting at the Annual Meeting, assuming the presence of a quorum.  For purposes of the vote on this matter, abstentions will be counted as votes cast against the proposal, whereas broker non-votes will not be counted as votes cast and will have no effect on the result of the vote, although each type of vote will count toward the presence of a quorum.  If the stockholders do not approve the Incentive Plan, it will not be implemented, but the Company reserves the right to adopt such other compensation plans and programs as it deems appropriate and in the best interests of the Company and its stockholders.

THE BOARD OF DIRECTORS RECOMMENDS VOTING “FOR” SUCH RATIFICATION

OTHER BUSINESS

    The Company knows of no other matters to be submitted at this meeting. If any other matters properly come before the meeting or any adjournment or postponement thereof, it is the intention of the persons named in the enclosed form of Proxy to vote the shares they represent as the Board of Directors may recommend.

APPENDIX

Appendix A - Amended and Restated Articles of Incorporation
Appendix B - Amended and Restated Bylaws
Appendix C - Amended and Restated Sangui Biotech International Long-Term Incentive Plan

By order of the Board of Directors,

Date: October 22, 2008                                                        /s/ Thomas Striepe
                                _______________________________
Thomas Striepe
Chief Executive Officer

Appendix A

AMENDED AND RESTATED

ARTICLES OF INCORPORATION OF

SANGUI BIOTECH INTERNATIONAL, INC.

Pursuant to the provisions of the Colorado Business Corporation Act, the undersigned corporation adopts the following Amended and Restated Articles of Incorporation.  These articles correctly set forth the provisions of the Articles of Incorporation, as amended, and supersede the original Articles of Incorporation and all amendments thereto.

ARTICLE I - NAME OF THE CORPORATION

The name of the Corporation shall be: Sangui Biotech International, Inc.

ARTICLE II - DURATION OF THE CORPORATION

The period of this Corporation's duration is perpetual.

ARTICLE III - BUSINESS OF THE CORPORATION

The nature of the business of this Corporation and the objects and purposes to be transacted, promoted and carried on by it are all lawful business for which corporations may be incorporated pursuant to the Colorado Business Corporation Act.

ARTICLE IV - AUTHORIZED CAPITAL

The aggregate number of shares of all classes of Capital Stock which the corporation shall have the authority to issue is 260,000,000 shares, which shall be divided into two classes as follows:

(1)            250,000,000 shares, no par value per share, all of which shares shall be of one class andshall be designated as Common Stock; and,

(2)           10,000,000 shares of Preferred Stock, no par value per share.

The shares may be issued for money, property or services rendered and the directors may issue said shares for such consideration as in their sole discretion they shall deem reasonable and all shares so issued shall be deemed fully paid and non-assessable.

The Preferred Stock shall be classified, divided and issued in series.  Each series of Preferred Stock may be issued as determined from time to time by the directors and stated in the resolution or resolutions providing for the issuance of such stock adopted by the directors.  Each series is to be appropriately designated prior to the issue of any shares thereof by some distinguishable letter, number, or title.  The Board of Directors is hereby vested with authority to divide the class of shares of Preferred Stock into series and to fix and determine the relative rights and preferences of the shares of any such series so established to the full extent permitted by these Amended and Restated Articles of Incorporation and the Colorado Business Corporation Act in respect of the following:

                    (A)           The number of shares to constitute such series, and the distinctive designations thereof;

(B)           The rate and preference of dividends, if any, the time of payment of dividends, whetherdividends are cumulative and the date from which any dividends shall accrue;

(C)           Whether shares may be redeemed and, if so, the redemption price and the terms andconditions of redemption;

(D)           The amount payable upon shares in event of involuntary liquidation;

(E)           The amount payable upon shares in event of voluntary liquidation;

(F)           Sinking fund or other provisions, if any, for the redemption or purchase of shares;

(G)           The terms and conditions upon which shares may be converted, if the shares of any seriesare issued with the privilege of conversion;

(H)           Voting powers, if any; and,

(I)           Any other relative rights and preferences of shares of such series, including, withoutlimitation, any restriction on an increase in the number of shares of any series theretoforeauthorized and any limitation or restriction of rights or powers to which shares of any future series shall be subject.

If specified in the resolution of directors establishing the rights of a series of Preferred Stock, the holders of such series of Preferred Stock which may, without limiting the generality of the foregoing, be given the right, voting as a series by itself or with other series or all other series of Preferred Stock, to elect one or more directors of the corporation if there shall have been a default in the payment of dividends on any one or more series of Preferred Stock or under other circumstances and on such conditions as the directors may determine.

The directors may from time to time increase the number of shares of any series of Preferred Stock already created by providing that any unissued shares of Preferred Stock shall constitute part of such series or may decrease (but not below the number of shares thereof then outstanding) the number of shares of any series of Preferred Stock created providing that any unissued shares previously assigned to such series shall no longer constitute a part thereof.  The Board is hereby empowered to classify or reclassify any unissued Preferred Stock by fixing or altering the terms thereof in respect to the above mentioned particulars and by assigning the same to an existing or newly created series from time to time before the issuance of such stock.

ARTICLE V - CUMULATIVE VOTING

Cumulative voting for the election of directors shall not be permitted.

ARTICLE VI - PREEMPTIVE RIGHTS

No holder of any stock of the Corporation shall be entitled, as a matter of right, to purchase, subscribe  for or otherwise  acquire any new or additional shares of stock of the  Corporation of any class, or any options or warrants to purchase, subscribe for or otherwise acquire any such new or additional shares, or any shares, bonds, notes, debentures or other securities convertible into or carrying options or warrants to purchase, subscribe for or otherwise acquire any such new or additional shares.

 ARTICLE VII - GOVERNING BOARD

The governing board of this Corporation shall be known as directors, and the number of the directors may from time to time be increased or decreased in such manner as shall be permitted by the bylaws of this Corporation.

ARTICLE VIII - MAJORITY VOTING

When, with respect to any action to be taken by shareholders of this Corporation, the Colorado Business Corporation Act requires the vote or concurrence of the holders of a two-thirds of the outstanding shares of the shares entitled to vote thereon, or of any class or series, such action may be taken, notwithstanding the Colorado Business Corporation Act, by the vote or concurrence of the majority of such shares or class or series thereof.

ARTICLE IX - INDEMNIFICATION OF DIRECTORS
OFFICERS, EMPLOYEES, FIDUCIARIES AND AGENTS

To the fullest extent provided by applicable state law, including,  but not limited to, the Colorado Business  Corporation Act, each director, officer, employee, fiduciary or agent of the Corporation  (and his heirs, executors and administrators) shall be indemnified by the Corporation against expenses reasonably incurred by or imposed upon him in connection with or arising out of any action, suit or proceeding in which he may be involved or to which he may be made a party by reason of his being or having been a director, officer, employee, fiduciary or agent of the Corporation, or at its request of any other corporation of which it is a shareholder  or creditor and from which he is not entitled  to be  indemnified  (whether or not he continues  to be a director, officer, employee, fiduciary or agent at the time of imposing or incurring such expenses).  The foregoing right of indemnification shall not be exclusive of other rights to which he may be entitled under applicable state law.

ARTICLE X - LIMITATIONS OF LIABILITY

A director of the Corporation shall not be personally liable to the Corporation or its Shareholders for monetary damages for breach of fiduciary duty as a director; except that this provision shall not eliminate or limit the liability of a director to the Corporation or its Shareholders for monetary damages otherwise existing for (i) any breach of the director's duty of loyalty to the Corporation or its Shareholders; (ii) acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; (iii) acts specified in Section 7-108-403 of the Colorado Business Corporation Act; or (iv) any transaction from which the director directly or indirectly derived any improper personal benefit.  If the Colorado Business Corporation Act is hereafter amended to eliminate or limit further the liability of a director, then, in addition to the elimination and limitation of liability provided by the preceding sentence, the liability of each director shall be eliminated or limited to the fullest extent permitted by the Colorado Business Corporation Act as so amended.  Any repeal or modification of this Article X by the Shareholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation under this Article X, as in effect immediately prior to the repeal or modification, with respect to any liability that would have accrued, but for this Article X, prior to the repeal or modification.

Appendix B

AMENDED AND RESTATED BYLAWS

OF

SANGUI BIOTECH INTERNATIONAL, INC.

ADOPTED SEPTEMBER 5, 2008

INDEX TO RESTATED BYLAWS
OF
SANGUI BIOTECH INTERNATIONAL, INC.

i

ii

AMENDED AND RESTATED BYLAWS
OF
SANGUI BIOTECH INTERNATIONAL, INC.

ARTICLE I

OFFICES

Section 1.01 Business Offices.  The corporation may have such offices, either within or outside Colorado, as the board of directors may from time to time determine or as the business of the corporation may require.

Section 1.02 Registered Office.  The registered office of the corporation required by the Colorado General Corporation Law is to be maintained in Colorado, unless changed as provided by law.

ARTICLE II

STOCKHOLDERS

Section 2.01  Annual Meeting.  An annual meeting of the stockholders shall be held on such date and at such time as the board of directors shall fix in the notice of meeting for the purpose of electing directors and for the transaction of such other business as may come before the meeting.  If the election of directors shall not be held on the day designated herein for any annual meeting of the stockholders, or at any adjournment thereof, the board of directors shall cause the election to be held at a meeting of the stockholders as soon thereafter as conveniently may be.  Failure to hold an annual meeting as required by these bylaws shall not invalidate any action taken by the board of directors or officers of the corporation.

Section 2.02  Special Meetings.  Special meetings of the stockholders, for any purpose or purposes, unless otherwise prescribed by statute, may be called by the Chief Executive Officer, the Secretary, or by the board of directors and shall be called by the Chief Executive Officer or the Secretary at the request of the holders of not less than ten percent (10%) of all the outstanding shares of the corporation.

Section 2.03  Place of Meeting.  Each meeting of the stockholders shall be held at such place, either within or outside Colorado, as may be designated in the notice of meeting, or, if no place is designated in the notice, at the principal office of the corporation.

Section 2.04  Notice of Meetings.  Except as otherwise required by law written notice of each meeting of the stockholders stating the place, day and hour of the meeting and, in the case of a special meeting, the purpose or purposes for which the meeting is called, shall be given, either personally (including delivery by private courier) or by first class, certified or registered mail, to each stockholder of record entitled to notice of such meeting, not less than ten (10) nor more than sixty (60) days before the date of the meeting. Such notice shall be deemed to be given, if personally delivered, when delivered to the stockholder, and, if mailed, when deposited in the United States mail, if the stockholder is a resident of the United States, or of Germany, if the stockholder is not a resident of the United States, postage prepaid, directed to the stockholder at his address as it appears on the records of the corporation.

However, if notice of two consecutive annual meetings and all notices of meetings of or the taking of action by written consent without a meeting to any stockholder during the period between such two consecutive annual meetings have been mailed addressed to such person at his address as shown on the records of the corporation and have been returned undeliverable, the giving of such notice to such person shall not be required until another address for such person is delivered to the corporation.  When a meeting is adjourned to another time or place, notice need not be given of the adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken.  At the adjourned meeting the corporation may transact any business that might have been transacted at the original meeting.  If the adjournment is for more than thirty (30) days, or if after the adjournment a new record date is fixed for the adjourned meeting, notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting in accordance with the foregoing provisions of this Section 2.04.

Section 2.05  Fixing Date for Determination of  Stockholders of Record.  For the purpose of determining stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for any other lawful action, the board of directors may fix, in advance, a date as the record date for any such determination of stockholders, which date shall be not more than sixty (60) nor less than ten (10) days before the date of such meeting, and not more than sixty (60) days prior to any other action.  A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the board of directors may fix a new record date for the adjourned meeting.  Notwithstanding the foregoing provisions of this Section 2.05, the record date for determining stockholders entitled to take, or receive notice of, corporate action in writing without a meeting as provided in Section 2.11 shall be determined as provided in such Section.

Section 2.06  Voting List.  The officer who has charge of the stock books of the corporation shall prepare and make, at least ten days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder.  Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held.  The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present.

Section 2.07  Proxies.  Each stockholder entitled to vote at a meeting of stockholders or to express consent or dissent to corporate action in writing without a meeting may authorize another person or persons to act for him by proxy, but no such proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period.

Section 2.08  Quorum and Manner of Acting.  At all meetings of stockholders, a majority of the outstanding shares of the corporation entitled to vote, represented in person or by proxy, shall constitute a quorum.  If a quorum is present, the affirmative vote of a majority of the shares represented at a meeting and entitled to vote on the subject matter shall be the act of the stockholders, unless the vote of a greater proportion or number or voting by classes is otherwise required by law, the articles of incorporation or these bylaws.  In the absence of a quorum, a majority of the shares so represented may adjourn the meeting from time to time in accordance with Section 2.04, until a quorum shall be present or represented.

Section 2.09  Voting of Shares.  Unless otherwise provided in the articles of incorporation and subject to the provisions of Section 2.05, each stockholder entitled to vote shall have one vote for each outstanding share of capital stock held of record by such stockholder on each matter submitted to a vote of the stockholders either at a meeting thereof or pursuant to Section 2.11.  In the election of directors each record holder of stock entitled to vote at such election shall have the right to vote the number of shares owned by him for as many persons as there are directors to be elected, and for whose election he has the right to vote.  Cumulative voting shall not be allowed.  If a separate vote by a class or classes is required, a majority of the outstanding shares of such class or classes, present in person or represented by proxy, shall constitute a quorum entitled to take action with respect to that vote on that matter and the affirmative vote of the majority of shares of such class or classes present in person or represented by proxy at the meeting shall be the act of such class.

Section 2.10  Voting of Shares by Certain Holders.

(a) Fiduciaries; Pledgors.  Persons holding stock in a fiduciary capacity shall be entitled to vote the shares so held.  Persons whose stock is pledged shall be entitled to vote, unless in the transfer by the pledgor on the books of the corporation he has expressly empowered the pledgee to vote thereon, in which case only the pledge or his proxy may represent such shares and vote thereon.

(b) Joint Owners. If shares stand of record in the names of two or more persons, whether fiduciaries, members of a partnership, joint tenants, tenants in common, tenants by the entirety or otherwise, or if two or more persons have the same fiduciary relationship respecting the same shares, unless the secretary of the corporation is given written notice to the contrary and is furnished with a copy of the instrument or order appointing them or creating the relationship wherein it is so provided, their acts with respect to voting shall have the following effects: (i) if only one votes, his act binds all; (ii) if more than one votes, the act of the majority so voting binds all; and (iii) if more than one votes, but the vote is evenly split on any particular matter, each faction may vote the shares in question proportionally, or any person voting the shares, or a beneficiary, if any, may apply to any court having jurisdiction to appoint an additional person to act with the persons so voting the shares, in which case the shares shall then be voted as determined by a majority of such persons. If the secretary of the corporation is given notice and is furnished a copy of the instrument or order creating a tenancy held in unequal interests, a majority or even split for the purpose of subparagraph (iii) shall be a majority or even split in interest.

ARTICLE III

BOARD OF DIRECTORS

Section 3.01 General Powers.  The business and affairs of the corporation shall be managed by or under the direction of its board of directors, except as otherwise provided in the Colorado General Corporation Law or the articles of incorporation.

Section 3.02 Number, Tenure and Qualifications.  The number of directors of the corporation shall be as fixed from time to time by resolution of the board of directors.  Except as otherwise provided in Sections 2.01 and 3.05, directors shall be elected at each annual meeting of stockholders, by a plurality of the votes present in person or represented by proxy at the meeting and entitled to vote at the election of directors.  Each director shall hold office until his successor shall have been elected and qualified or until his earlier death, resignation or removal.  Directors need not be residents of Colorado or stockholders of the corporation.  Any reduction in the authorized number of directors shall not have the effect of shortening the term of any incumbent director unless such director is also removed from office in accordance with Section 3.04.

Section 3.03  Resignation.  Any director may resign at any time by giving written notice to the corporation.  A director's resignation shall take effect at the time specified therein; and unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

Section 3.04  Removal.  Any director or the entire board of directors may be removed, with or without cause, by the holders of a majority of the shares then entitled to vote at an election of directors; except that if the holders of shares of any class or series are entitled to elect one or more directors by the provisions of the articles of incorporation, the provisions of this Section shall apply, with respect to the removal without cause of a director or directors so elected, to the vote of the holders of the outstanding shares of that class or series and not to the vote of the outstanding shares as a whole.

Section 3.05   Vacancies.  Any director may resign at any time by giving written notice to the president or to the secretary of the corporation.  Such resignation shall take effect at the time the notice is received by the corporation unless the notice specifies a later effective date; and, unless otherwise specified therein the acceptance of such resignation shall not be necessary to make it effective.  Any vacancy occurring in the board of directors may be filled by the stockholders or by the affirmative vote of a majority of the remaining directors, though less than a quorum.  If elected by the directors, the director shall hold office until the next annual stockholders’ meeting at which directors are elected.  If elected by the stockholders, the director shall hold office for the unexpired term of his predecessor in office except that if the director’s predecessor was elected by the directors to fill a vacancy, the director elected by the stockholders shall hold office for the unexpired term of the last predecessor elected by the stockholders.

Section 3.06  Regular Meetings.  A regular meeting of the board of directors shall be held immediately after and at the same place as the annual meeting of stockholders, or as soon thereafter as conveniently may be, at the time and place, either within or without Colorado, determined by the board, for the purpose of electing officers and for the transaction of such other business as may come before the meeting.  Failure to hold such a meeting, however, shall not invalidate any action taken by any officer then or thereafter in office.  The board of directors may provide by resolution the time and place, either within or outside Colorado, for the holding of additional regular meetings without other notice than such resolution.

Section 3.07  Special Meetings.  Special meetings of the board of directors may be called by or at the request of the chief executive officer or any director.  The person authorized to call special meetings of the board of directors may fix any convenient place, either within or outside Colorado, as the place for holding any special meeting of the board of directors called by him.

Section 3.08  Meetings by Telephone.  Unless otherwise restricted by the articles of incorporation, members of the board of directors or any committee thereof may participate in a meeting of such board or committee by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and such participation in a meeting in such manner shall constitute presence in person at the meeting.

Section 3.09  Notice of Meetings.  Notice of each meeting of the board of directors (except those regular meetings for which notice is not required) stating the place, day and hour of the meeting shall be given to each director at least five days prior thereto by the mailing of written notice by first class mail, or at least three days prior thereto by personal delivery (including delivery by courier) of written notice or by telephone, telegram, facsimile or other similar form of communication, except that in the case of a meeting to be held pursuant to Section 3.08 notice may be given by personal delivery or by facsimile, telegram or telephone 24 hours prior thereto.  The method of notice need not be the same to each director.  If mailed, such notice shall be deemed to be given when deposited in the United States or German mail, with postage thereon prepaid, addressed to the director at his business or residence address.  If sent by telegram, facsimile or similar form of communication, such notice shall be deemed to be given when sent by such method to the director during normal business hours at the location of the recipient at the last address or facsimile number of the director furnished by him to the corporation for such purpose.  If communicated by telephone, such notice shall be deemed to be given when communicated directly to the director or to the person designated by the director as a person authorized to receive such notice. Neither the business to be transacted at nor the purpose of any meeting of the board of directors need be specified in the notice or waiver of notice of such meeting.

Section 3.10  Quorum and Manner of Acting.  Except as otherwise may be required by law, the articles of incorporation or these bylaws, a majority of the number of directors fixed in accordance with these bylaws, present in person, shall constitute a quorum for the transaction of business at any meeting of the board of directors, and the vote of a majority of the directors present at a meeting at which a quorum is present shall be the act of the board of directors.  If less than a quorum is present at a meeting, the directors present may adjourn the meeting from time to time without further notice other than announcement at the meeting, until a quorum shall be present.  No director may vote or act by proxy or power of attorney at any meeting of the board of directors.

Section 3.11  Interested Directors.  No contract or transaction between the corporation and one or more of its directors or officers, or between a corporation and any other corporation, partnership, association, or other organization in which one or more of its directors or officers are directors or officers or have a financial interest, shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the board or committee which authorizes the contract or transaction, or solely because his or their votes are counted for such purpose, if the material facts as to his relationship or interest and as to the contract or transaction are disclosed or are known to the board of directors or the committee, and the board or committee in good faith authorizes the contract or transaction by the affirmative votes of a majority of the disinterested directors, even though the disinterested directors be less than a quorum; the material facts as to his relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders; or the contract or transactions is fair as to the corporation as of the time it is authorized, approved or ratified, by the board of directors, a committee or the stockholders.  Common or interested directors may be counted in determining the presence of a quorum at a meeting of the board of directors or of a committee that authorizes the contract or transaction.

Section 3.12  Action Without a Meeting.  Unless otherwise restricted by the articles of incorporation, any action required or permitted to be taken at any meeting of the board of directors or any committee thereof may be taken without a meeting, without prior notice and without a vote, if all members of the board or committee consent thereto in writing and the writing or writings are filed with the minutes of the proceedings of the board or committee.

Section 3.13 Scientific Advisory Board. The board of directors, by resolution duly adopted, may designate a Scientific Advisory Board consisting of qualified persons. The Scientific Advisory Board shall consider the status of the scientific, development and registration  projects of the corporation, the state of the relevant academic and industry discourse as well as market developments, and identify current and future opportunities to promote the success of the corporation, or act as otherwise directed from time to time by the board of directors.

The chairperson of the Scientific Advisory Board shall from time to time be invited to attend the meetings of the board of directors in order to report about the status of projects and developments within or without the corporation and to submit suggestions and recommendations regarding such scientific, development and registration  activities of the corporation.

Section 3.14 Executive and Other Committees.  The board of directors, by resolution adopted by a majority of the whole board, may designate one or more committees, each committee to consist of one or more of the directors of the corporation, or of such other persons as determined in the sole discretion of the board, with whom due to their qualification, reputation, professional experience or any such other relevant skill set is deemed suited to be an advantage to the corporation.  The board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee.  In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the board of directors to act at the meeting in the place of any such absent or disqualified member.  The delegation of authority to any committee shall not operate to relieve the board of directors or any member of the board form any responsibility imposed by law.  Subject to the foregoing, the board of directors may provide such powers, limitations and procedures for such committees as the board deems advisable.  To the extent the board of directors does not establish other procedures, each committee shall be governed by the procedures set forth in Sections 3.06 (except as they relate to an annual meeting), 3.07 through 3.11 and 7.01 and 7.02 as if the committee were the board of directors.  Each committee shall keep regular minutes of its meetings, which shall be reported to the board of directors when required and submitted to the secretary of the corporation for inclusion in the corporate records.

Section 3.15 Compensation. Unless otherwise restricted by the articles of incorporation, the board of directors shall have the authority to fix the compensation of directors or other committee members. The directors may be paid their expenses, if any, of attendance at each meeting of the board of directors and each meeting of any committee of the board of which he is a member and may be paid a fixed sum for attendance at each such meeting or a stated salary or both a fixed sum and a stated salary.  No such payment shall preclude any director from serving the corporation in any other capacity and receiving compensation therefor.

ARTICLE IV

OFFICERS

Section 4.01  Number and Qualifications.  The officers of the corporation may consist of a chairman of the board, a chief executive officer, a chief operating officer, a secretary and such other officers, including a president, one or more vice-presidents, a treasurer and a controller, as may from time to time be elected or appointed by the board.  In addition, the board of directors or the chief executive officer may elect or appoint such assistant and other subordinate officers including assistant vice-presidents, assistant secretaries and assistant treasurers, as it or he shall deem necessary or appropriate.  Any number of offices may be held by the same person.

Section 4.02  Election and Term of Office.  Except as provided in Sections 4.01 and 4.06, the officers of the corporation shall be elected by the board of directors annually at the first meeting of the board held after each annual meeting of the stockholders as provided in Section 3.06.  If the election of officers shall not be held as provided herein, such election shall be held as soon thereafter as conveniently may be.  Each officer shall hold office until his successor shall have been duly elected and shall have qualified or until his earlier death, resignation or removal.

Section 4.03  Compensation.  Officers shall receive such compensation for their services as may be authorized or ratified by the board of directors and no officer shall be prevented from receiving compensation by reason of the fact that he is also a director of the corporation. Election or appointment as an officer shall not of itself create a contract or other right to compensation for services performed by such officer.

Section 4.04  Resignation.  Any officer may resign at any time, subject to any rights or obligations under any existing contracts between the officer and the corporation, by giving written notice to the corporation.  An officer's resignation shall take effect at the time stated therein; and unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

Section 4.05  Removal.  Any officer may be removed at any time by the board of directors, or, in the case of assistant and other subordinate officers, by the chief executive officer (whether or not such officer was appointed by the chief executive officer), whenever in its or his judgment, as the case may be, the best interests of the corporation will be served thereby, but such removal shall be without prejudice to the contract rights, if any, of the person so removed. Election or appointment of an officer shall not in itself create contract rights.

Section 4.06  Vacancies.  A vacancy occurring in any office by death, resignation, removal or otherwise may be filled by the board of directors, or, if such office may be filled by the chief executive officer as provided in Section 4.01, by the chief executive officer, for the unexpired portion of the term.

Section 4.07  Authority and Duties.  The officers of the corporation shall have the authority and shall exercise the powers and perform the duties specified below, and as may be additionally specified by the chief executive officer, the board of directors or these bylaws (and in all cases where the duties of any officer are not prescribed by the bylaws or the board of directors, such officer shall follow the orders and instructions of the chief executive officer), except that in any event each officer shall exercise such powers and perform such duties as may be required by law:

(a)  Chairman of the Board. The chairman of the board, who shall be elected from among the directors, shall preside at all meetings of the stockholders and directors of the corporation and shall have and may exercise all such powers and perform such other duties as may be assigned to him from time to time by the board of directors.

(b)  Chief Executive Officer.  The chief executive officer shall, subject to the direction and supervision of the board of directors, (i) have general and active control of its affairs and business and general supervision of its officers, agents and employees; (ii) in the absence of the chairman of the board, preside at all meetings of the stockholders and the board of directors; (iii) see that all orders and resolutions of the board of directors are carried into effect; and (iv) perform all other duties incident to the office of Chief Executive Officer and as from time to time may be assigned to him by the board of directors.

(c)  Chief Operating Officer.  The chief operating officer shall, subject to the direction and supervision of the board of directors, (i) be the chief operating officer of the corporation and have general and active control of its affairs and business and general supervision of its officers, agents and employees; (ii) unless there is a chairman of the board or chief executive officer, preside at all meetings of the stockholders and the board of directors; (iii) see that all orders and resolutions of the board of directors are carried into effect; and (iv) perform all other duties incident to the office of chief operating officer and as from time to time may be assigned to him by the board of directors.

(d)  Treasurer. The treasurer shall: (i) be the principal financial officer of the corporation and have the care and custody of all its funds, securities, evidences of indebtedness and other personal property and deposit the same in accordance with the instructions of the board of directors; (ii) receive and give receipts and acquittances for moneys paid in on account of the corporation, and pay out of the funds on hand all bills, payrolls and other just debts of the corporation of whatever nature upon maturity; (iii) unless there is a controller, be the principal accounting officer of the corporation and as such prescribe and maintain the methods and systems of accounting to be followed, keep complete books and records of account, prepare and file all local, state and federal tax returns, prescribe and maintain an adequate system of internal audit and prepare and furnish to the chief executive officer and the board of directors statements of account showing the financial position of the corporation and the results of its operations; (iv) upon request of the board, make such reports to it as may be required at any time; and (v) perform all other duties incident to the office of treasurer and such other duties as from time to time may be assigned to him by the board of directors or the chief executive officer. Assistant treasurers, if any, shall have the same powers and duties, subject to the supervision by the treasurer.

(e)  Vice-Presidents. The vice-president, if any (or, if there is more than one, then each vice-president), shall assist the president and chief executive officer and shall perform such duties as may be assigned to him by the president or chief executive officer or by the board of directors.

(f)  Secretary. The secretary shall: (i) prepare and maintain the minutes of the proceedings of the stockholders, the board of directors and any committees of the board; (ii) see that all notices are duly given in accordance with the provisions of these bylaws or as required by law; (iii) be custodian of the corporate records and of the seal of the corporation; (iv) keep at the corporation's registered office or principal place of business within or outside Colorado a record containing the names and addresses of all stockholders and the number and class of shares held by each, unless such a record shall be kept at the office of the corporation's transfer agent or registrar; (v) have general charge of the stock books of the corporation, unless the corporation has a transfer agent; (vi) authenticate records of the corporation; and (vii) in general, perform all duties incident to the office of secretary and such other duties as from time to time may be assigned to him by the chief executive officer or by the board of directors. Assistant secretaries, if any, shall have the same duties and powers, subject to supervision by the secretary.

ARTICLE V

STOCK

Section 5.01  Issuance of Shares.  The issuance or sale by the corporation of any shares of its authorized capital stock of any class, including treasury shares, shall be made only upon authorization by the board of directors, except as otherwise may be provided by law.  Every issuance of shares shall be recorded on the books of the corporation maintained for such purpose by or on behalf of the corporation.

Section 5.02  Stock Certificates.  The shares of stock of the corporation shall be represented by certificates.  Each certificate shall be signed by or in the name of the corporation by the chairman or the chief executive officer, and by the treasurer or the secretary of the corporation, representing the number of shares owned by him in the corporation.  Any of or all the signatures on the certificate may be facsimile.  In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the corporation with the same effect as if he were such officer, transfer agent or registrar at the date of issue. Certificates of stock shall be in such form consistent with law as shall be prescribed by the board of directors.

Section 5.03  Payment for Shares.  Shares shall be issued for such consideration (but not less than the par value thereof) as shall be determined from time to time by the board of directors.  Treasury shares shall be disposed of for such consideration as may be determined from time to time by the board.  Such consideration shall be paid in such form and in such manner as the directors shall determine.  In the absence of actual fraud in the transaction, the judgment of the directors as to the value of such consideration shall be conclusive.  The capital stock issued by the corporation shall be deemed to be fully paid and non-assessable stock if:  (a) the entire amount of the consideration has been received by the corporation in the form of cash, services rendered, personal property, real property, leases of real property or a combination thereof; or (b) not less than the amount of the consideration determined to be capital pursuant to statute has been received by the corporation in such form and the corporation has received a binding obligation of the subscriber or purchaser to pay the balance of the subscription or purchase price; provided, however, nothing contained herein shall prevent the board of directors from issuing partly paid shares pursuant to statute.

The directors may, from time to time, demand payment in respect of each share of stock not fully paid in the manner prescribed by statute.  In addition, when the whole of the consideration payable for shares of a corporation has not been paid in, and the assets shall be insufficient to satisfy the claims of its creditors, each holder of or subscriber for such shares shall be bound to pay on each share held or subscribed for by him the sum necessary to complete the amount of the unpaid balance of the consideration for which such shares were issued or are to be issued by the corporation.  No person becoming an assignee or transferee of shares or of a subscription for shares in good faith and without knowledge or notice that the full consideration therefor has not been paid shall be personally liable for any unpaid portion of such consideration, but the transferor shall remain liable therefor, and no person holding shares in any corporation as collateral security shall be personally liable as a stockholder but the person pledging such shares shall be considered the holder thereof and shall be so liable. No executor, administrator, guardian, trustee or other fiduciary shall be personally liable as a stockholder, but the estate or funds held by such executor, administrator, guardian, trustee or other fiduciary in such fiduciary capacity shall be liable.

Section 5.04  Lost Certificates.  In case of the alleged loss, destruction or mutilation of a certificate of stock the board of directors may direct the issuance of a new certificate in lieu thereof upon such terms and conditions in conformity with law as it may prescribe.  The board of directors may in its discretion require a bond in such form and amount and with such surety as it may determine before issuing a new certificate.

Section 5.05  Transfer of Shares.  Upon presentation and surrender to the corporation or to a transfer agent of the corporation of a certificate of stock duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, payment of all transfer taxes, if any, and the satisfaction of any other requirements of law, including inquiry into and discharge of any adverse claims of which the corporation has notice, the corporation or the transfer agent shall issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction on the books maintained for such purpose by or on behalf of the corporation.  No transfer of shares shall be effective until it has been entered on such books.  The corporation or a transfer agent of the corporation may require a signature guaranty or other reasonable evidence that any signature is genuine and effective before making any transfer.

Section 5.06  Registered Holders.  The corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and to hold liable for calls and assessments a person registered on its books as the owner of shares, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Colorado.

Section 5.07  Transfer Agents, Registrars and Paying Agents.  The board of directors may at its discretion appoint one or more transfer agents, registrars and agents for making payment upon any class of stock, bond, debenture or other security of the corporation.  Such agents and registrars may be located either within or outside Colorado.  They shall have such rights and duties and shall be entitled to such compensation as may be agreed.

ARTICLE VI

INDEMNIFICATION

Section 6.01  Definitions.  For purposes of this Article, the following terms shall have the meanings set forth below:

(a) The corporation. The term "the corporation" means the corporation and shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, and employees or agents, so that any person who is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under this Article with respect to the resulting or surviving corporation as he would have with respect to such constituent corporation if its separate existence had continued.

(b) Other Enterprises. The term "other enterprises" shall include employee benefit plans; references to "fines" shall include any excise taxes assessed on a person with respect to any employee benefit plan; and references to "serving at the request of the corporation" shall include any service as a director, officer, employee or agent of the corporation which imposes duties on, or involves services by, such director, officer, employee, or agent with respect to an employee benefit plan, its participants or beneficiaries; and a person who acted in good faith and in a manner he reasonably believed to be in the interest of the participants and the beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interests of the corporation" as referred to in this Article.

Section 6.02  Right to Indemnification.  The corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that he is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.  The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.  The corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation and except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnify for such expenses which the Court of Chancery or such other court shall deem proper.  Any indemnification under this section (unless ordered by a court) shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of the director, officer, employee or agent is proper in the circumstances because he has met the applicable standard of conduct set forth in this section.  Such determination shall be made (1) by a majority vote of the directors who are not parties to such action, suit or proceeding, even though less than a quorum, or (2) if there are no such directors, or if such directors so direct, by independent legal counsel in a written opinion, or (3) by the stockholders.

Section 6.03  Successful on the Merits.  To the extent that a director, officer, employee or agent of a corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in section 6.02, or in defense of any claim, issue or matter therein, he shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith.

Section 6.04  Advancement of Expenses.  Expenses (including attorneys' fees) incurred by an officer or director in defending any civil, criminal, administrative or investigative action, suit or proceeding may be paid by the corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the corporation as authorized in this Article VI. Such expenses (including attorneys' fees) incurred by other employees and agents may be so paid upon such terms and conditions, if any, as the board of directors deems appropriate.

Section 6.05  Proceedings by a Party.  The corporation shall indemnify or advance expenses to a party in connection with any proceeding (or part thereof) initiated by the party only if such proceeding (or part thereof) was authorized by the board of directors of the corporation.

Section 6.06  Subrogation.  In the event of any payment under this Article, the corporation shall be subrogated to the extent of such payment to all of the rights of recovery of the indemnified party, who shall execute all papers and do everything that may be necessary to assure such rights of subrogation to the corporation.

Section 6.07  Other Payments.  The corporation shall not be liable under this Article to make any payment in connection with any proceeding against or involving a party to the extent the party has otherwise actually received payment (under any insurance policy, agreement or otherwise) of the amounts otherwise indemnifiable hereunder.  A party shall repay to the corporation the amount of any payment the corporation makes to the party under this Article in connection with any proceeding against or involving the party, to the extent the party has otherwise actually received payment (under any insurance policy, agreement or otherwise) of such amount.

Section 6.08  Insurance.  The corporation shall have power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the corporation would have the power to indemnify him against such liability under this Article.

Section 6.09  Other Rights and Remedies.  The indemnification and advancement of expenses provided by, or granted pursuant to this Article shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office.

Section 6.10  Applicability; Effect.  The indemnification and advancement of expenses provided by, or granted pursuant to, this section shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

Section 6.11  Severability.  If any provision of this Article shall be held to be invalid, illegal or unenforceable for any reason whatsoever (a) the validity, legality and enforceability of the remaining provisions of this Article (including without limitation, all portions of any Sections of this Article containing any such provision held to be invalid, illegal or unenforceable, that are not themselves invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby, and (b) to the fullest extent possible, the provisions of this Article (including, without limitation, all portions of any Section of this Article containing any such provision held to be invalid, illegal or unenforceable, that are not themselves invalid, illegal or unenforceable) shall be construed so as to give effect to the intent of this Article that each party covered hereby is entitled to the fullest protection permitted by law.

ARTICLE VII

MISCELLANEOUS

Section 7.01  Waivers of Notice.  Whenever notice is required to be given by law, by the articles of incorporation or by these bylaws, a written waiver thereof, signed by the person entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent to notice.  Attendance of a person at a meeting or (in the case of a stockholder) by proxy shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting was not lawfully called or convened.  Neither the business to be transacted at, nor the purpose of, any meeting need be specified in any written waiver of notice unless required by these bylaws to be included in the notice of such meeting.

Section 7.02  Presumption of Assent.  A director or stockholder of the corporation who is present at a meeting of the board of directors or stockholders at which action on any corporate matter is taken shall be presumed to have assented to the action taken unless his dissent shall be entered in the minutes of the meeting or unless he shall file his written dissent to such action with the person acting as the secretary of the meeting before the adjournment thereof or shall forward such dissent by registered mail to the secretary of the corporation immediately after the adjournment of the meeting.  Such right to dissent shall not apply to a director or stockholder who voted in favor of such action.

Section 7.03  Voting of Securities by the Corporation.  Unless otherwise provided by resolution of the board of directors, on behalf of the corporation the chief executive officer, the secretary or any vice-president shall attend in person or by substitute appointed by him, or shall execute written instruments appointing a proxy or proxies to represent the corporation at, all meetings of the stockholders of any other corporation, association or other entity in which the corporation holds any stock or other securities, and may execute written waivers of notice with respect to any such meetings. At all such meetings and otherwise, the chief executive officer, the secretary or any vice-president, in person or by substitute or proxy as aforesaid, may vote the stock or other securities so held by the corporation and may execute written consents and any other instruments with respect to such stock or securities and may exercise any and all rights and powers incident to the ownership of said stock or securities, subject, however, to the instructions, if any, of the board of directors.

Section 7.04  Loans to Employees and Officers; Guaranty of Obligations of Employees and Officers.  The corporation may lend money to, or guarantee any obligation of, or otherwise assist any officer or other employee of the corporation or of its subsidiary, including any officer or employee who is director of the corporation or its subsidiary, whenever, in the judgment of the directors, such loan, guaranty or assistance may reasonably be expected to benefit the corporation.  The loan, guaranty or other assistance may be with or without interest, and may be unsecured, or secured in such manner as the board of directors shall approve, including, without limitation, a pledge of shares of stock of the corporation.  Nothing contained in this section shall be deemed to deny, limit or restrict the powers of guaranty or warranty of any corporation at common law or under any statute.

Section 7.05  Seal.  The corporate seal of the corporation shall be in such form as adopted by the board of directors, and any officer of the corporation may, when and as required, affix or impress the seal, or a facsimile thereof, to or on any instrument or document of the corporation.

Section 7.06  Fiscal Year.  The fiscal year of the corporation shall be as established by the board of directors.

Section 7.07  Amendments.  These bylaws may be amended or repealed and new bylaws adopted by the board of directors or by the stockholders entitled to vote.

CERTIFICATE OF SECRETARY

The undersigned does hereby certify that he is the secretary of Sangui BioTech International, Inc., a corporation duly organized and existing under and by virtue of the laws of the state of Colorado; that the above and foregoing bylaws of said corporation were duly and regularly adopted as such by the board of directors of said corporation by unanimous consent dated effective September 5, 2008, and that the above and foregoing bylaws are now in full force and effect and supersede and replace any prior bylaws of the corporation.

DATED effective this 5th day of September, 2008.

-----------------------------------------
Joachim Fleing, Secretary

Appendix C

SANGUI BIOTECH INTERNATIONAL, INC.
AMENDED AND RESTATED
LONG-TERM INCENTIVE PLAN

        Sangui Biotech International, Inc., a Colorado corporation (the “Company”), hereby adopts this Amended and Restated Long-Term Incentive Plan (the “Plan”).

1.           Purposes of the Plan.  The Board has adopted this Plan with the intent, and directs that it be administered as necessary, to attract and retain the best available personnel for positions of substantial responsibility; provide additional incentive to Employees, Directors and Consultants; and promote the success of the Company’s business. Options granted under the Plan may be Incentive Stock Options or Nonstatutory Stock Options, as determined by the Administrator at the time of grant.  Stock Purchase Rights and Restricted Stock Units may also be granted under the Plan.

2.           Definitions.  As used herein, the following definitions shall apply:

(a)           “Administrator” means the Board or any of its Committees as shall be administering the Plan in accordance with Section 4 of the Plan.

(b)           “Applicable Laws” means the requirements relating to the administration of stock option plans under the corporate laws of the State of Colorado, federal and state securities laws, the Code, the regulations and policies of any stock exchange or quotation system on which the Common Stock is listed or quoted, and the Applicable Laws of any foreign country or jurisdiction where Options, Stock Purchase Rights, or Restricted Stock Units are or will be granted under the Plan.

(c)           “Board” means the Board of Directors of the Company.

(d)           “Code” means the Internal Revenue Code of 1986, as amended.

(e)           “Committee” means a committee of Directors appointed by the Board in accordance with Section 4 of the Plan.

(f)           “Common Stock” means the common stock of the Company.

(g)           “Company” means Sangui Biotech International, Inc., a Colorado corporation.

(h)           “Consultant” means any person, including an advisor, engaged by the Company or a Parent or Subsidiary to render services to such entity, including, at the discretion of the Administrator, an entity that is not a natural person.

(i)           “Director” means a member of the Board.

(j)           “Disability” means total and permanent disability as defined in Section 22(e)(3) of the Code.

(k)           “Employee” means any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company.  A Service Provider shall not cease to be an Employee in the case of (i) any leave of absence approved by the Company(or the Parent or Subsidiary that employees the Employee) or (ii) transfers between locations of the Company or between the Company, its Parent, any Subsidiary, or any successor.  For purposes of Incentive Stock Options, no such leave may exceed 90 days, unless reemployment upon expiration of such leave is guaranteed by statute or contract.  If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, then three months following the 91st day of such leave, any Incentive Stock Option held by the Optionee shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option.  Neither service as a Director nor payment of a Director’s fee by the Company shall be sufficient to constitute “employment” by the Company.

(l)           “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(m)           “Fair Market Value” means, as of any date, the value of Common Stock determined as follows:

(i)           if the Common Stock is listed on any established stock exchange or a national market system, including the Nasdaq National Market or the Nasdaq SmallCap Market of the Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system on the day of determination, as reported by Nasdaq, The Wall Street Journal, or such other source as the Administrator deems reliable;

(ii)           if the Common Stock is regularly quoted in an inter-dealer quotation medium, but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the day of determination, as reported by such inter-dealer quotation medium, The Wall Street Journal, or such other source as the Administrator deems reliable; or

(iii)           in the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Administrator.

(n)           “Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

(o)           “Inside Director” means a Director who is an Employee.

(p)           “Nonstatutory Stock Option” means an Option not intended to qualify as an Incentive Stock Option.

(q)           “Notice of Grant” means a written or electronic notice evidencing certain terms and conditions of an individual Option, Stock Purchase Right, or Restricted Stock Unit grant.  The Notice of Grant is part of, and subject to the terms of, the Option Agreement or the Restricted Stock Units Agreement as applicable.

(r)           “Officer” means a person who is an executive officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(s)           “Option” means a stock option granted pursuant to the Plan.

(t)           “Option Agreement” means an agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant.  The Option Agreement is subject to the terms and conditions of the Plan.

(u)           “Option Exchange Program” means a program whereby outstanding Options are surrendered in exchange for Options with a lower exercise price.

(v)           “Optioned Stock” means the Common Stock subject to an Option or Stock Purchase Right.

(w)           “Optionee” means the holder of an outstanding Option or Stock Purchase Right granted under the Plan.

(x)           “Outside Director” means a Director who meets the definition of both a “Non-Employee Director” (as defined in Rule 16b-3 of the Exchange Act) and “Outside Director” (as defined in Section 162(m) of the Code).

(y)           “Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.

(z)           “Participant” means a Service Provider to whom the Company has granted a Restricted Stock Unit pursuant to Section 17 of the Plan.

(aa)           “Plan” means this Amended and Restated Long-Term Incentive Plan, as the same may be amended and restated from time to time.

(bb)           “Restricted Stock” means Shares of Common Stock acquired pursuant to a grant of Stock Purchase Rights under Section 11 of the Plan.

(cc)           “Restricted Stock Purchase Agreement” means a written agreement between the Company and the Optionee evidencing the terms and restrictions applying to stock purchased under a Stock Purchase Right.  The Restricted Stock Purchase Agreement is subject to the terms and conditions of the Plan and the Notice of Grant.

(dd)           “Restricted Stock Unit” means a bookkeeping entry representing a right granted to a Participant pursuant to Section 12 of the Plan to receive a share of Common Stock on a date determined in accordance with Section 12 of the Plan and the Participant’s Restricted Stock Units Agreement.

(ee)           “Restricted Stock Units Agreement” means a written agreement between the Company and a Participant who is granted Restricted Stock Units under the Plan that contains the terms, conditions and restrictions pertaining to the grant of the Restricted Stock Units.

(ff)           “Rule 16b-3” means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

(gg)           “Section 16(b)” means Section 16(b) of the Exchange Act.

(hh)           “Service Provider” means an Employee, Director or Consultant.

(ii)           “Share” means a share of Common Stock, as adjusted in accordance with Section 16 of the Plan.

(jj)           “Stock Purchase Right” means the right to purchase Common Stock pursuant to Section 11 of the Plan, as evidenced by a Notice of Grant.

(kk)           “Subsidiary” means a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Code.

3.           Stock Subject to the Plan.  Subject to the provisions of Section 16 of the Plan, the maximum aggregate number of Shares on which Options may be granted and which may be sold on the exercise of such Options and under Restricted Stock Purchase Agreements under the Plan is 10,000,000 Shares.  The Shares may be authorized, but unissued, or reacquired Common Stock.  If an Option or Stock Purchase Right expires or becomes unexercisable without having been exercised in full or is surrendered pursuant to an Option Exchange Program, or if Restricted Stock Units are forfeited, the unpurchased or unissued Shares that were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated); provided, however, that Shares that have actually been issued under the Plan, whether upon exercise of an Option or Right, or upon the vesting of Restricted Stock Units, shall not be returned to the Plan and shall not become available for future distribution under the Plan, except that if Shares of Restricted Stock are repurchased by the Company at their original purchase price, such Shares shall become available for future grant under the Plan.

4.           Administration of the Plan.

(a)           Procedure.

(i)           The Board may designate different Committees to administer the Plan with respect to different groups of Service Providers.

(ii)           To the extent that the Administrator determines it to be desirable to qualify Options granted hereunder as “performance-based compensation” within the meaning of Section 162(m) of the Code, the Plan shall be administered by a Committee of two or more “Outside Directors” within the meaning of Section 162(m) of the Code.

(iii)           To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder shall be structured to satisfy the requirements for exemption under Rule 16b-3.

(iv)           Other than as provided above, the Plan shall be administered by the Board or a Committee, which Committee shall be constituted to satisfy Applicable Laws.

(b)           Powers of the Administrator.  Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

(i)           to determine the Fair Market Value pursuant to Section 2(m)(iii) of the Plan;

(ii)           to select the Service Providers to whom Options, Stock Purchase Rights, and Restricted Stock Units may be granted hereunder;

(iii)           to determine the number of Stock Purchase Rights and Shares of Common Stock to be covered by each Option or Stock Purchase Right granted hereunder;

(iv)           to approve forms of agreement for use under the Plan;

(v)           to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Option, Stock Purchase Right, or Restricted Stock Unit granted hereunder.  Such terms and conditions include the exercise price, the time or times when Options or Stock Purchase Rights may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Restricted Stock Unit, Option, or Stock Purchase Right or the Shares of Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

(vi)           to cancel any Option or Stock Purchase Right if the Fair Market Value of the Common Stock covered by such Option or Stock Purchase Right shall have declined since the date the Option or Stock Purchase Right was granted and may issue replacement Options or Stock Purchase Rights with an exercise price equal to the then-current Fair Market Value;

(vii)           to institute an Option Exchange Program;

(viii)           to construe and interpret the terms of the Plan and awards granted pursuant to the Plan;

(ix)           to establish, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to subplans established for the purpose of satisfying applicable foreign laws;

(x)           to modify or amend each Option, Stock Purchase Right, or Restricted Stock Unit (subject to Section 18(c) of the Plan), including the discretionary authority to extend the post-termination exercisability period of Options longer than is otherwise provided for in the Plan;

(xi)           to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Option, Stock Purchase Right, or Restricted Stock Unit previously granted by the Administrator;

(xii)           to correct any defect, supply any omission, or reconcile any inconsistency in the Plan or in any Option or Restricted Stock Units Agreement, in a manner and to the extent it shall deem necessary, all of which determinations and interpretations made by the Administrator shall be conclusive and binding on all Optionees and Participants, any other holders of Options or Restricted Stock Units, and their legal representatives and beneficiaries;

(xiii)           except to the extent prohibited by or impermissible in order to obtain treatment desired by the Administrator under Applicable Law or rule, to allocate or delegate all or any portion of its powers and responsibilities to any one or more of its members or to any person(s) selected by it, subject to revocation or modification by the Administrator of such allocation or delegation; and

(xiv)           to make all other determinations deemed necessary or advisable for administering the Plan.

(c)           Effect of Administrator’s Decision.  The Administrator’s decisions, determinations, and interpretations shall be final and binding on all Optionees and Participants and any other holders of Options, Stock Purchase Rights, or Restricted Stock Units.

5.           Eligibility.  Nonstatutory Stock Options, Stock Purchase Rights, and Restricted Stock Units may be granted to Service Providers.  Incentive Stock Options may be granted only to Employees.

6.           Limitations.

(a)           Designation.  Each Option shall be designated in the Option Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option.  However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year (under all Plans of the Company and any Parent or Subsidiary) exceeds $100,000, such Options shall be treated as Nonstatutory Stock Options.  For purposes of this Section 6(a), Incentive Stock Options shall be taken into account in the order in which they were granted.  The Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

(b)           No Right of Continuing Service or Employment.  Neither the Plan nor any Option, Stock Purchase Right, or Restricted Stock Unit shall confer upon an Optionee or Participant any right with respect to continuing the Optionee’s or Participant’s relationship as a Service Provider with the Company, nor shall they interfere in any way with the existing right of the Optionee, Participant, or the Company to terminate such relationship.

7.           Term of Plan.  Subject to Section 22 of the Plan, the Plan shall become effective upon its adoption by the Board.  It shall continue in effect for a term of 10 years unless terminated earlier under Section 18 of the Plan.

8.           Term of Option.  The term of each Option shall be stated in the Option Agreement.  In the case of an Incentive Stock Option, the term shall be 10 years from the date of grant or such shorter term as may be provided in the Option Agreement.  Moreover, in the case of an Incentive Stock Option granted to an Optionee who, at the time the Incentive Stock Option is granted, owns stock representing more than 10% of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option shall be five years from the date of grant or such shorter term as may be provided in the Option Agreement.

9.           Option Exercise Price and Consideration.

(a)           Exercise Price.  The per Share exercise price for the Shares to be issued pursuant to exercise of an Option shall be determined by the Administrator and specified in the Option Agreement, subject to the following:

(i)           In the case of an Incentive Stock Option:

(1)           granted to an Employee who, at the time the Incentive Stock Option is granted, owns stock representing more than 10% of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

(2)           granted to any Employee other than an Employee described in subSection 9(a)(i)(1) immediately above, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

(ii)           In the case of a Nonstatutory Stock Option, the per Share exercise price shall be determined by the Administrator.  In the case of a Nonstatutory Stock Option intended to qualify as “performance-based compensation” within the meaning of Section 162(m) of the Code, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

(iii)           In the event of a merger or other corporate transaction, a new Option may be substituted for an outstanding Option, or such outstanding Option may be assumed.

(b)           Waiting Period and Exercise Dates.  At the time an Option is granted, the Administrator shall fix the period within which the Option may be exercised and shall determine any conditions that must be satisfied before the Option may be exercised.

(c)           Form of Consideration.  The Administrator shall determine the acceptable form of consideration for exercising an Option, including the method of payment.  Such consideration may consist entirely of:

(i)           cash;

(ii)           check;

(iii)           other Shares, provided Shares acquired from the Company have been owned by the Optionee for more than six months on the date of surrender and have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised;

(iv)           consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan;

(v)           a reduction in the amount of any Company liability to the Optionee, including any liability attributable to the Optionee’s participation in any Company-sponsored deferred compensation program or arrangement;

(vi)           any combination of the foregoing methods of payment; or

(vii)           such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws.

In the case of an Incentive Stock Option, the Administrator shall determine the acceptable form of consideration at the time of grant as set forth in the Option Agreement.  Notwithstanding the form of consideration determined by the Administrator at the time of grant, the Administrator shall have the authority, in its sole and absolute discretion, to accept other forms of consideration as the method of payment.

10.           Exercise of Option.

(a)           Procedure for Exercise; Rights as a Stockholder.  Any Option granted hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Option Agreement.  Unless the Administrator provides otherwise, vesting of Options granted hereunder shall be tolled during any unpaid leave of absence.  An Option may not be exercised for a fraction of a Share.  An Option shall be deemed exercised when the Company receives: (i) written or electronic notice of exercise (in accordance with the Option Agreement) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised.  Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Option Agreement and the Plan.  Shares issued upon exercise of an Option shall be issued in the name of the Optionee or, if requested by the Optionee, in the name of the Optionee and his or her spouse or in the name of a family trust of which the Optionee is a trustee.  Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option.  The Company shall issue (or cause to be issued) such Shares promptly after the Option is exercised; provided that if the Company shall be advised by counsel that certain requirements under the federal, state or foreign securities laws must be met before Shares may be issued under this Plan, the Company shall notify all persons who have been issued Options, and the Company shall have no liability for failure to issue Shares under any exercise of Options because of delay while such requirements are being met or the inability of the Company to comply with such requirements.  No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 16 of the Plan.  Exercising an Option in any manner shall decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

(b)           Termination of Relationship as a Service Provider.  If an Optionee ceases to be a Service Provider, other than upon the Optionee’s death or Disability, the Optionee may exercise his or her Option within such period of time as is specified in the Option Agreement to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement).  In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for three months following the Optionee’s termination.  If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan.  If, after termination, the Optionee does not exercise his or her Option within the time specified by the Administrator, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

(c)           Disability of Optionee.  If an Optionee ceases to be a Service Provider as a result of the Optionee’s Disability, the Optionee may exercise his or her Option within such period of time as is specified in the Option Agreement to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement).  In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for 12 months following the Optionee’s termination.  If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan.  If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

(d)           Death of Optionee.  If an Optionee dies while a Service Provider, the Option may be exercised within such period of time as is specified in the Option Agreement (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant), by the Optionee’s estate or by a person who acquires the right to exercise the Option by bequest or inheritance, but only to the extent that the Option is vested on the date of death.  In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for 12 months following the Optionee’s termination.  If, at the time of death, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall immediately revert to the Plan.  The Option may be exercised by the executor or administrator of the Optionee’s estate or, if none, by the person(s) entitled to exercise the Option under the Optionee’s will or the laws of descent or distribution.  If the Option is not so exercised within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

(e)    Termination of Relationship as a Service Provider For Cause.    If an Optionee is terminated as a Service Provider For Cause as defined below, all Options held by the Optionee shall there upon expire at 5 p.m. Pacific Standard Time on the date of termination.  For the purpose of this clause, "For Cause" shall mean that the Service Provider is determined by the Administrator to have committed an act of embezzlement, fraud, dishonesty, or breach of fiduciary duty to the Company, or to have deliberately disregarded the rules of the Company which resulted in loss, damage, or injury to the Company, or because the director has made any unauthorized disclosure of any of the secrets or confidential information of the Company, has induced any client or customer of the Company to break any contract with the Company, has induced any principal for whom the Company acts as agent to terminate the agency relationship, or has engaged in any conduct that constitutes unfair competition with the Company.

11.           Stock Purchase Rights.

(a)           Rights to Purchase.  Stock Purchase Rights may be issued either alone, in addition to, or in tandem with other awards granted under the Plan and/or cash awards made outside of the Plan.  After the Administrator determines that it will offer Stock Purchase Rights under the Plan, it shall advise the offeree in writing or electronically, by means of a Notice of Grant, of the terms, conditions and restrictions related to the offer, including the number of Shares that the offeree shall be entitled to purchase, the price to be paid, and the time within which the offeree must accept such offer.  The offer shall be accepted by execution of a Restricted Stock Purchase Agreement in the form determined by the Administrator.

(b)           Repurchase Option.  Unless the Administrator determines otherwise, the Restricted Stock Purchase Agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser’s service with the Company for any reason (including death or Disability).  The purchase price for Shares repurchased pursuant to the Restricted Stock Purchase Agreement shall be the original price paid by the purchaser plus interest at the rate of 10% per year from the date of the original purchase and may be paid by cancellation of any indebtedness of the purchaser to the Company.  The repurchase option shall lapse at a rate determined by the Administrator.

(c)           Other Provisions.  The Restricted Stock Purchase Agreement shall contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Administrator in its sole discretion.

(d)           Rights as a Stockholder.  Once the Stock Purchase Right is exercised, the purchaser shall have the rights equivalent to those of a stockholder and shall be a stockholder when his or her purchase is entered upon the records of the duly authorized transfer agent of the Company.  No adjustment will be made for a dividend or other right for which the record date is prior to the date the Stock Purchase Right is exercised, except as provided in Section 16 of the Plan.

12.           Restricted Stock Units.

(a)           Restricted Stock Units Agreement.  Each Restricted Stock Units award pursuant to this Section 12 shall be evidenced by a Restricted Stock Units Agreement between the Participant and the Company.  Such award shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions that are not inconsistent with the Plan and that the Administrator deems appropriate for inclusion in a Restricted Stock Units Agreement.  The provisions of the various Restricted Stock Units Agreements entered into under the Plan need not be identical.

(b)           Purchase Price.  No monetary payment (other than applicable tax withholding, if any) shall be required as a condition of receiving a Restricted Stock Units award, the consideration for which shall be services actually rendered to the Company, a Parent or Subsidiary, or for its benefit.

(c)           Vesting.  Restricted Stock Units may or may not be made subject to vesting conditions based upon the satisfaction of such requirements, conditions, or restrictions, as shall be established by the Administrator and set forth in the Restricted Stock Units Agreement.

(d)           Voting.  Participant shall have no voting rights with respect to Shares represented by Restricted Stock Units until the date of the issuance of such Shares (as evidenced by the appropriate entry on the books of the Company or of a duly-authorized transfer agent of the Company).

(e)           Effect of Termination of Service.  Unless otherwise provided by the Administrator in the grant of Restricted Stock Units and set forth in the Restricted Stock Units Agreement, if a Participant’s service terminates for any reason, whether voluntary or involuntary (including the Participant’s death or Disability), then the Participant shall forfeit to the Company any Restricted Stock Units that remain subject to vesting conditions as of the date of the Participant’s termination of service.

(f)           Settlement of Restricted Stock Unit Award.  The Company shall issue to the Participant as soon as practicable following the dates the vesting conditions or other requirements, conditions, or restrictions applicable thereto shall be satisfied, and in any event, within two and one-half months after such date, a number of whole Shares equal to the number of whole Restricted Stock Units as set forth in and subject to the Restricted Stock Units Agreement that are no longer subject to vesting conditions, subject to withholding of applicable taxes, if any.

(g)           Restrictions on Transfer of Restricted Stock Units.  Restricted Stock Units shall not be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the participant or the Participant’s beneficiary, except: (i) by will or by the laws of descent and distribution; (ii) to a Participant’s family member who has acquired the Restricted Stock Unit Award through a gift or a transfer for value pursuant to a domestic relations order in settlement of marital property rights or a transfer to an entity in which more that 50% of the voting interests owned by a Participant’s family members or the Participant in exchange for an interest in that entity, all as more particularly provided in the general instructions to Form S-8 or any successor form under the Securities Act of 1933; or (iii) as determined otherwise by the Administrator, in which case such Restricted Stock Unit Award shall contain such additional terms and conditions as the Administrator deems appropriate.

13.           Withholding.  If the grant or exercise of an Option or a Stock Purchase Right pursuant to this Plan or any other event in connection with any such grant or exercise, or the award or vesting of a Restricted Stock Unit, the issuance of the Share represented by such Restricted Stock Unit, or any other event in connection with such award, vesting, or issuance, creates an obligation to withhold income and employment taxes pursuant to the Applicable Laws, such obligation may, at the sole and absolute discretion of the Administrator at the time of the grant of the Option, Stock Purchase Right, or Restricted Stock Unit, and to the extent permitted by the terms of the Option, Stock Purchase Right, or Restricted Stock Unit and the then-governing provisions of the Code and the Exchange Act, be satisfied (a) by the holder of the Option, Stock Purchase Right, or Restricted Stock Unit delivering to the Company an amount of cash equal to such withholding obligation; (b) by the Company withholding from any compensation or other amount owing to the holder of the Option, Stock Purchase Right, or Restricted Stock Unit the amount (in cash, stock or other property as the Company may determine) of the withholding obligation; (c) by the Company withholding Shares of stock subject to the Option, Stock Purchase Right, or Restricted Stock Unit with a Fair Market Value equal to such obligation; or (d) by the holder of the Option, Stock Purchase Right, or Restricted Stock Unit either delivering Shares of stock that have been owned by the holder for more than six months or canceling Options or Restricted Stock Units or other rights to acquire stock from the Company that have been held for more than six months with a Fair Market Value equal to such requirements.  In all events, delivery of Shares of stock issuable on exercise of the Option, on grant of the Stock Purchase Right, or on vesting of the Restricted Stock Unit shall be conditioned upon and subject to the satisfaction or making provision for the satisfaction of the withholding obligation of the Company resulting from the grant or exercise of the Option, grant of the Stock Purchase Right, vesting of the Restricted Stock Unit, or any other event in accordance with the foregoing.  The Company shall be further authorized to take such other action as may be necessary, in the opinion of the Company, to satisfy all obligations for the payment of such taxes.

14.           Nontransferability of Options and Stock Purchase Rights.

(a)           An Option or Stock Purchase Right may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee, all save and except only (i) an Optionee’s family member who has acquired the Option or Stock Purchase Right through a gift or a transfer for value pursuant to a domestic relations order in settlement of marital property rights or a transfer to an entity in which more that 50% of the voting interests owned by an Optionee’s family members or the Optionee in exchange for an interest in that entity, all as more particularly provided in the general instructions to Form S-8 or any successor form under the Securities Act of 1933; or (ii) unless determined otherwise by the Administrator, in which case such Option or Stock Purchase Right shall contain such additional terms and conditions as the Administrator deems appropriate.

(b)           An Incentive Stock Option may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.  An Incentive Stock Option can only be exercised by Optionee.  In the event of the death of Optionee while an eligible employee of the Company or within three months after termination thereof, this Option can be exercised by the executor or personal representative of the estate of Optionee or such other person who has acquired this Option as a bequest or by inheritance from Optionee.

15.           Grants to Directors and Officers.  To the extent the Company has a class of securities registered under Section 12 of the Exchange Act, Options, Stock Purchase Rights, or Restricted Stock Units granted under the Plan to Directors and Officers (as used in Rule 16b-3 promulgated under the Exchange Act or any amendment or successor rule of like tenor) intended to qualify for the exemption from Section 16(b) of the Exchange Act provided in Rule 16b-3 shall, in addition to being subject to the other restrictions and limitations set forth in this Plan, be made as follows:

(a)           Requirements for Grant to Officer or Director.  A transaction whereby there is a grant of an Option, Stock Purchase Right, or Restricted Stock Unit pursuant to this Plan must satisfy one of the following:

(i)           The transaction must be approved by the Board or duly authorized Committee composed solely of two or more Outside Directors of the Company.

(ii)           The transaction must be approved or ratified, in compliance with Section 14 of the Exchange Act, by either:  (1) the affirmative vote of the holders of a majority of the securities of the Company present or represented and entitled to vote at a meeting of the stockholders of the Company held in accordance with the Applicable Laws of the state of incorporation of the Company; or (2) if allowed by applicable state law, the written consent of the holders of a majority, or such greater percentage as may be required by Applicable Laws of the state of incorporation of the Company, of the securities of the Company entitled to vote.  If the transaction is ratified by the stockholders, such ratification must occur no later than the date of the next annual meeting of stockholders.

(iii)           The stock acquired must be held by the Officer or Director for a period of six months subsequent to the date of the grant; provided that if the transaction involves a derivative security (as defined in Section 16 of the Exchange Act), this condition shall be satisfied if at least six months elapse from the date of acquisition of the derivative security to the date of disposition of the derivative security (other than on exercise or conversion) or its underlying equity security.

(b)           Approval Required for Disposition of Securities.  Any transaction involving the disposition by the Company of its securities in connection with Options, Stock Purchase Rights, or Restricted Stock Units granted pursuant to this Plan to an Officer or Director shall:

(i)           be approved by the Board or duly authorized Committee composed solely of two or more Outside Directors; or

(ii)           be approved or ratified, in compliance with Section 14 of the Exchange Act, by either:  (1) the affirmative vote of the holders of a majority of the securities of the Company present or represented and entitled to vote at a meeting duly held in accordance with the Applicable Laws of the state of incorporation of the Company; or (2) if allowed by applicable state law, the written consent of the holders of a majority, or such greater percentage as may be required by Applicable Laws of the state of incorporation of the Company, of the securities of the Company entitled to vote; provided that such ratification occurs no later than the date of the next annual meeting of stockholders;

unless the securities so acquired are held by the Officer or Director for six months following the date of such acquisition, provided that this condition shall be satisfied with respect to a derivative security if at least six months elapse from the date of acquisition of the derivative security to the date of disposition of the derivative security (other than upon exercise or conversion) or its underlying equity security.

All of the foregoing restrictions and limitations are based on the governing provisions of the Exchange Act and the rules and regulations promulgated thereunder as of the date of adoption of this Plan.  If, at any time, the governing provisions are amended to permit an Option, Stock Purchase Right, or Restricted Stock Unit to be granted or exercised pursuant to Rule 16b-3 or any amendment or successor rule of like tenor without one or more of the foregoing restrictions or limitations, or the terms of such restrictions or limitations are modified, the Administrator may award Options, Stock Purchase Rights, or Restricted Stock Units to Directors and Officers and may modify outstanding Options, Stock Purchase Rights, or Restricted Stock Units in accordance with such changes, all to the extent that such action by the Administrator does not disqualify the Options, Stock Purchase Rights, or Restricted Stock Units from exemption under the provisions of Rule 16b-3 or any amendment or successor rule of similar tenor.

16.           Adjustments upon Changes in Capitalization, Dissolution, Merger or Asset Sale.

(a)           Changes in Capitalization.  Subject to any required action by the stockholders of the Company, the number of Shares of Common Stock covered by each outstanding Option, Stock Purchase Right, and Restricted Stock Unit, the number of Shares of Common Stock that have been authorized for issuance under the Plan but as to which no Options, Stock Purchase Rights, or Restricted Stock Units have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option or Stock Purchase Right or the forfeiture of a Restricted Stock Unit, as well as the price per Share of Common Stock covered by each such outstanding Option or Stock Purchase Right, shall be proportionately adjusted for any increase or decrease in the number of issued Shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued Shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been effected without receipt of consideration within the meaning of the preceding clause.  Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive.  Except as expressly provided herein, no issuance by the Company of Shares of stock of any class, or securities convertible into Shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares of Common Stock subject to an Option, Stock Purchase Right, or Restricted Stock Unit.

(b)           Dissolution or Liquidation.  In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each Optionee or Participant as soon as practicable prior to the effective date of such proposed transaction.  The Administrator in its discretion may provide for an Optionee to have the right to exercise his or her Option until 10 days prior to such transaction as to all of the Optioned Stock covered thereby, including Shares as to which the Option would not otherwise be exercisable.  In addition, the Administrator may provide that any Company repurchase option applicable to any Shares purchased upon exercise of an Option or Stock Purchase Right shall lapse as to all such Shares, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated.  To the extent an Option or Stock Purchase Right has not been previously exercised, or to which a Restricted Stock Unit has not vested, the Option, Stock Purchase Right, or Restricted Stock Unit will terminate immediately prior to the consummation of such proposed action.

(c)           Merger or Asset Sale.  In the event of a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company, each outstanding Option, Stock Purchase Right, and Restricted Stock Unit shall be assumed or an equivalent Option, right, or Restricted Stock Unit substituted by the successor corporation or a Parent or Subsidiary of the successor corporation.  With respect to Options or Restricted Stock Units granted to an Outside Director pursuant to Section 15 that are assumed or substituted for, if following such assumption or substitution the Optionee’s or Participant’s status as a Director or a director of the successor corporation, as applicable, is terminated other than upon a voluntary resignation by the Optionee or Participant, then the Optionee shall fully vest in and have the right to exercise the Option as to all of the Optioned Stock, including Shares as to which it would not otherwise be vested or exercisable, and the Participant’s Restricted Stock Units shall fully vest and the Shares shall be issued.

In the event that the successor corporation refuses to assume or substitute for the Option, Stock Purchase Right, or Restricted Stock Unit, the Optionee shall fully vest in and have the right to exercise the Option or Stock Purchase Right as to all of the Optioned Stock, including Shares as to which it would not otherwise be vested or exercisable, and the Participant’s Restricted Stock Units shall fully vest and the Shares shall be issued.  If an Option or Stock Purchase Right becomes fully vested and exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator shall notify the Optionee in writing or electronically that the Option or Stock Purchase Right shall be fully vested and exercisable for a period of 15 days from the date of such notice, and the Option or Stock Purchase Right shall terminate upon the expiration of such period.

For the purposes of this subsection, the Option, Stock Purchase Right, or Restricted Stock Unit shall be considered assumed if, following the merger or sale of assets, the Option, right, or Restricted Stock Unit confers the right to purchase or receive, for each Share of Optioned Stock subject to the Option or Stock Purchase Right or for each Restricted Stock Unit immediately prior to the merger or sale of assets, the consideration (whether stock, cash or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or sale of assets is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option or Stock Purchase Right, or the vesting of the Restricted Stock Unit, for each Restricted Stock Unit or Share of Optioned Stock subject to the Option or Stock Purchase Right, to be solely common stock of the successor corporation or its Parent equal in Fair Market Value to the per Share consideration received by holders of Common Stock in the merger or sale of assets.

17.           Date of Grant.  The date of grant of an Option, Stock Purchase Right, or Restricted Stock Unit shall be, for all purposes, the date on which the Administrator makes the determination granting such Option, Stock Purchase Right, or Restricted Stock Unit or such other later date as is determined by the Administrator.  Notice of the determination shall be provided to each Optionee or Participant within a reasonable time after the date of such grant.

18.           Amendment and Termination of the Plan.

(a)           Amendment and Termination.  The Board may at any time amend, alter, suspend or terminate the Plan.

(b)           Stockholder Approval.  The Company shall obtain stockholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

(c)           Effect of Amendment or Termination.  No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Optionee or Participant, unless mutually agreed otherwise between the Optionee or Participant and the Administrator, which agreement must be in writing and signed by the Optionee or Participant and the Company.  Termination of the Plan shall not affect the Administrator’s ability to exercise the powers granted to it hereunder with respect to Options or Restricted Stock Units granted under the Plan prior to the date of such termination.

19.           Conditions upon Issuance of Shares.

(a)           Legal Compliance.  Shares shall not be issued pursuant to the exercise of an Option or Stock Purchase Right or the vesting of a Restricted Stock Unit unless the exercise of such Option or Stock Purchase Right or the vesting of such Restricted Stock Unit and the issuance and delivery of such Shares shall comply with Applicable Laws and shall be further subject to the approval of counsel for the Company with respect to such compliance.

(b)           Investment Representations.  As a condition to the exercise of an Option or Stock Purchase Right or the issuance of Shares upon vesting of a Restricted Stock Unit, the Company may require the person exercising such Option or Stock Purchase Right or whose Restricted Stock Unit is vesting to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

20.           Inability to Obtain Authority.  The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

21.           Reservation of Shares.  The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

22.           Effective Date of Plan and Stockholder Approval.  The Plan was duly adopted and approved by the Board of Directors on September 5, 2008.  The Plan shall be subject to approval by the stockholders of the Company within 12 months after the date the Plan is adopted.  Such stockholder approval shall be obtained in the manner and to the degree required under Applicable Laws.

23.             Governing Law and Jurisdiction.

(a)           The Plan shall be governed by the laws of the State of Colorado, excluding its conflicts or choice of law rules or principles that might otherwise refer construction or interpretation of this Plan to the substantive law of another jurisdiction.  The Company and any party or Service Provider receiving any award hereunder, by the acceptance of such award, hereby consents to the nonexclusive jurisdiction of all state and federal courts having jurisdiction in Colorado, as well as to the jurisdiction of all courts to which an appeal may be taken from such courts, for the purpose of any Proceeding arising out of, or in connection with, the Plan or any of the related agreements or any of the transactions contemplated hereby or thereby.  For purposes of this Article, “Proceeding” includes any threatened, pending, or completed action, suit, arbitration, alternate dispute resolution mechanism, investigation, inquiry, administrative hearing, or any other actual, threatened, or completed proceeding, whether brought by or in the right of any entity or otherwise and whether civil, criminal, administrative, or investigative, in which the Company was, is, or will be involved as a party or otherwise.

(b)           Each Party covenants that it shall not challenge or set aside any decision, award, or judgment obtained in accordance with the provisions hereof.

(c)           Each of the Parties hereto hereby expressly waives any and all objections it may have to venue, including the inconvenience of such forum, in any of such courts.  In addition, each of the Parties consents to the service of process by personal service or any manner in which notices may be delivered hereunder in accordance with Section 23.

24.           Privileges of Stock Ownership.

(a)           Voting and Dividends. No Participant will have any of the rights of a stockholder with respect to any Shares until the Shares are issued to the Participant. After Shares are issued to the Participant, the Participant will be a shareholder and will have all the rights of a stockholder with respect to such Shares, including the right to vote and receive all dividends or other distributions made or paid with respect to such Shares; provided, that if such Shares are Restricted Stock, then any new, additional or different securities the Participant may become entitled to receive with respect to such Shares by virtue of a stock dividend, stock split or any other change in the corporate or capital structure of the Company will be subject to the same restrictions as the Restricted Stock.

SECRETARY’S CERTIFICATE

The undersigned, the duly constituted and elected Secretary of Sangui Biotech International, Inc., hereby certifies that in accordance with the requirements of law and the Company’s Articles of Incorporation and Bylaws, the foregoing Sangui Biotech International, Inc. Amended and Restated Long Term Incentive Plan was duly adopted and approved by the Board of Directors effective September 5, 2008.

Dated this 5th day of September, 2008.

/s/ Joachim Fleing
___________________________________________
Joachim Fleing, Secretary

APPENDIX A

TO

SANGUI BIOTECH INTERNATIONAL, INC.
AMENDED AND RESTATED
LONG-TERM INCENTIVE PLAN

(for California residents only)

This Appendix A to the Sangui Biotech International, Inc., Amended and Restated Long-Term Incentive Plan shall apply only to Optionees who are residents of the State of California and who are receiving an Option or Stock Purchase Right under the Plan.  Capitalized terms contained herein shall have the same meanings given to them in the Plan, unless otherwise provided by this Appendix A.  Notwithstanding any provisions contained in the Plan to the contrary and to the extent required by Applicable Laws, the following terms shall apply to all Options and Stock Purchase Rights granted to residents of the State of California, until such time as the Administrator amends this Appendix A or the Administrator otherwise provides.

A. Nonstatutory Stock Options granted to a person who, at the time of grant of such Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, shall have an exercise price not less than one hundred and ten percent (110%) of the Fair Market Value per Share on the date of grant.  Nonstatutory Stock Options granted to any other person shall have an exercise price that is not less than eighty-five percent (85%) of the Fair Market Value per Share on the date of grant.  Notwithstanding the foregoing, Options may be granted with a per Share exercise price other than as required above pursuant to a merger or other corporate transaction.

B. The term of each Option shall be stated in the Option Agreement, provided, however, that the term shall be no more than ten (10) years from the date of grant thereof.  The term of each Restricted Stock Purchase Agreement shall be no more than ten (10) years from the date the agreement is entered into.

C. Unless determined otherwise by the Administrator, Options or Stock Purchase Rights may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or the laws of descent and distribution, and may be exercised during the lifetime of the Optionee, only by the Optionee.  If the Administrator in its sole discretion makes an Option or Stock Purchase Right transferable, such Option or Stock Purchase Right may only be transferred (i) by will, (ii) by the laws of descent and distribution, or (iii) as permitted by Rule 701 of the Securities Act of 1933, as amended.

D. Except in the case of Options granted to officers of the Company, Directors and Consultants, Options shall become exercisable at a rate of no less than twenty percent (20%) per year over five (5) years from the date the Options are granted.

E. If an Optionee ceases to be a Service Provider, such Optionee may exercise his or her Option within thirty (30) days of termination, or such longer period of time as specified in the Option Agreement, to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of the Option as set forth in the Option Agreement).

F. If an Optionee ceases to be a Service Provider as a result of the Optionee’s Disability, Optionee may exercise his or her Option within six (6) months of termination, or such longer period of time as specified in the Option Agreement, to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement).

G. If an Optionee dies while a Service Provider, the Option may be exercised within six (6) months following the Optionee’s death, or such longer period of time as specified in the Option Agreement, to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement) by the Optionee’s designated beneficiary, personal representative, or by the person(s) to whom the Option is transferred pursuant to the Optionee’s will or in accordance with the laws of descent and distribution.

H. The terms of any Stock Purchase Rights offered under this Appendix A shall comply in all respects with Section 260.140.42 of Title 10 of the California Code of Regulations including, without limitation, that except with respect to Shares purchased by officers of the Company, Directors and Consultants, the repurchase option shall in no case lapse at a rate of less than twenty percent (20%) per year over five (5) years from the date of purchase.

I. No Option or Stock Purchase Right shall be granted to a resident of California more than ten (10) years after the earlier of the date of adoption of the Plan or the date the Plan is approved by the stockholders.

J. Pursuant to regulation 260.140.46 of the Rules of the California Corporations Commissioner, the Company shall provide to each Optionee and to each individual who acquires Shares under the Plan, not less frequently than annually during the period such Optionee has one or more Options or Stock Purchase Rights outstanding, and, in the case of an individual who acquires Shares pursuant to the Plan, during the period such individual owns such Shares, copies of annual financial statements.  The Company shall not be required to provide such statements to key Employees whose duties in connection with the Company assure their access to equivalent information.

K. In the event that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, or other change in the corporate structure of the Company affecting the Shares occurs, the Administrator, in order to prevent diminution or enlargement of the benefits or potential benefits intended to be made available under the Plan, may (in its sole discretion) adjust the number and class of shares of common stock that may be delivered under the Plan and/or the number, class, and price of shares covered by each outstanding Option; provided, however, that the Administrator shall make such adjustments to the extent required by Section 25102(o) of the California Corporations Code.

L. This Appendix A shall be deemed to be part of the Plan and the Administrator shall have the authority to amend this Appendix A in accordance with Section 18 of the Plan.

2

SANGUI BIOTECH INTERNATIONAL, INC.
Alfred Herrhausen Street 44, Witten, Germany 58455
49 (2302) 915-200

PROXY
Annual Meeting of Shareholders
November 18, 2008

The undersigned hereby appoints the Board of Directors, as Proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote ALL of the shares of the common stock in Sangui Biotech International, Inc., standing in the name of the undersigned at the ANNUAL MEETING OF SHAREHOLDERS to be held November 18, 2008, and upon such other matters as may properly come before the meeting.  Any prior proxy or voting instructions are hereby revoked.

The Directors recommend a vote FOR Proposals 1, 2, 3, 4 and 5.

1.
Election of three (3) Directors for a term of one (1) year.  The election of Thomas Striepe., Joachim Fleing, Ph.D, and Hubertus Schmelz as Directors of the Company to serve for a term of one (1) year until the next annual meeting of shareholders or until their successors are duly appointed and qualified.

FOR all nominees (except as                                                                 WITHHOLD AUTHORITY
marked to the contrary above)                ☐                                           to vote for all nominees            ☐

If withholding authority for a specific nominee please cross a line through said director’s name above.

2.	The ratification of the appointment of the appointment of Moore & Associates, Chartered as the Company's independent accountants for the fiscal years ending 2008 and 2009.

FOR            ☐              AGAINST             ☐            ABSTAIN    ☐

3.
Approval of the Amended and Restated Articles of the Company which increase the aggregate number of shares which the Corporation shall have authority to issue to 260,000,000 shares, of which 250,000,000 shares are to be common stock, without par value, and 10,000,000 shares are to be preferred stock, without par value.

FOR            ☐              AGAINST              ☐           ABSTAIN    ☐

4.	Approval of the Amended and Restated Bylaws of the Company.

FOR             ☐             AGAINST             ☐            ABSTAIN    ☐

5.	The ratification of the Amended and Restated Sangui Biotech International Inc. Long-Term Incentive Plan and to reserve an additional 10,000,000 shares of common stock for issuance hereunder.

FOR              ☐            AGAINST             ☐            ABSTAIN    ☐

PROXY/VOTING INSTRUCTIONS
Annual Meeting of Shareholders – November 18, 2008.

The shares represented by this proxy will be voted as directed by the Shareholder. If no specification is made, the shares will be voted FOR ALL proposals.   When signing as attorney, executor, administrator, trustee or guardian, give full title as such, and when stock has been issued in the names of two or more persons, all should sign unless evidence of authority to sign on behalf of the others is attached.

Dated:                                                                      ______________________________________
  Number of Shares Represented by this Proxy:

______________________________________                             _______________________________________
Signatures                                                                                   Signatures

______________________________________                             _______________________________________
Name of Shareholder                                                                                 Name of Shareholder

PLEASE RETURN ALL PROXIES TO:                                             SANGUI BIOTECH INTERNATIONAL, INC.
c/o Joachim Fleing
Alfred Herrhausen Street 44
Witten Germany 58455

Map to the

ANNUAL MEETING OF SHAREHOLDERS OF SANGUI BIOTECH INTERNATIONAL, INC.

to be held at

Forschungs-und Entwicklungszentrum of the University Witten/Herdecke
located at
Alfred Herrhausen Street 44, Witten, Germany 58455

on

Thursday, November 18, 2008 at 11 A.M.

Additional map information is available online at:

http://maps.yahoo.com/#mvt=m&lat=51.45189&lon=7.354337&zoom=16&q1=Alfred%20Herrhausen%20Street%2044%2C%20Witten%2C%20Germany%2058455

http://maps.google.com/maps?hl=en&q=Alfred+Herrhausen+Street+44,+Witten,+Germany+58455&ie=UTF8&z=16